UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

Vadim Avdeychik

Paul Hastings LLP

200 Park Ave.

New York, NY 10166

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

KEELEY
Funds

The Disciplined
Discovery of Value®

# Semi-Annual Report

March 31, 2017

## KEELEY Small Cap Value Fund

Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

## KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

## KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

## KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

## KEELEY All Cap Value Fund

Class (A) Shares: KACVX
Class (I) Shares: KACIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

Dear Fellow Shareholder,

In the first quarter of 2017, the KEELEY Small Cap Value Fund (KSCVX) increased 0.93% compared to a decline of 0.13% for the Russell 2000 Value Index. Over the six-month period ended March 31, 2017, the Fund rose 9.97% compared to a 13.93% increase in the Russell 2000 Value Index.

Donald Trump’s unexpected Presidential election victory ignited a rally in the fourth quarter of 2016 that continued through the first quarter of 2017 and led the bull market into its eighth year. While investors spent much of the beginning of 2017 enthused about pro-business policies out of Washington given expectations of tax reform, infrastructure spending and an easing of regulatory burdens, the rally lost some steam by March. Although economic statistics appear favorable with many pointing to the first global synchronized economic upturn in some time, we believe that investors began to pause for three main reasons. First, from where would the spending needed to fuel economic growth originate? Despite unemployment at its lowest levels in a decade, consumers seem very cautious, corporate capital investment has yet to return to normalized levels, and the government’s infrastructure spending program looks to be more of a 2018 event. Second, the newly inaugurated Trump administration is still feeling its way around Washington as evidenced by legislative setbacks such as its failed attempt to repeal the Affordable Care Act. How the administration fares with tax reform, which is the next major legislative item on the White House’s agenda, should have meaningful implications for equity markets, as they have already priced in some expectations of tax relief for 2017. Lastly, with the rate hike in March following the one in December, plus Fed talk of another two to three hikes this year, at what point do higher rates and a stronger dollar act as a headwind to the economy?

The uncertainty caused by the questions above appear to have become evident in the market’s actions which switched from exuberance in the fourth quarter of 2016 to caution in the first quarter of 2017. We believe that the potential for a slowing economy led to the following events in the first quarter of 2017: 1) the 10-year Treasury yield declined from 2.6% to 2.3%; 2) large cap stocks outperformed small cap due to more exposure to improving international economies; and 3) growth outperformed value. All of these represented a reversal of what occurred in the fourth quarter of 2016. Moreover, in the first quarter of 2017, the Trump-related reflation trade began to unwind, and those areas of the market that would have benefitted from the policy changes and faster GDP growth such as the banking sector lagged, as markets rebased with the realization that GDP is growing closer to 2% than 3%.

Even so, we view this economic environment as generally healthy for small capitalization company fundamentals. Though the new administration is still finding its footing, we believe that the likelihood of faster GDP growth remains high given President Trump’s focus to drive change. We are not alone in this viewpoint of optimism as current small cap stock valuations are at 19x earnings, which is above the upper end of historic norms. In recognition, we have become more selective about new investments, yet remain content with existing positions that demonstrate improving fundamentals and confirm our initial investment theses. Likewise, with the market’s weakness at the end of the first quarter of 2017 serving as a reminder, much positive expectation toward unspecified future legislative policies is built into investors’ outlooks and presents a risk of downside potential.

Although the Fund was underexposed to the Trump reflation trade in the fourth quarter of 2016, the period where the bulk of the performance of the Russell 2000 Value Index was achieved for the six-month period ended March 31, 2017, we remained disciplined in our approach in early 2017. This resulted in our maintenance of our previously held view of slower policy adoption and a slower economic outlook.

The Fund’s Utility and Real Estate sector exposure contributed to performance, primarily through stock selection. South Jersey Industries (SJI), a New Jersey based utility, rose 23% on strong results and the approval of several new capital programs. Ryman Hospitality (RHP) was up 32% on better than expected results at their core hotel operations while Sabra Health Care REIT (SBRA) and CareTrust REIT (CTRE) rose 15% and 16%, respectively, as interest rate rise and healthcare reform fears subsided. Stock selection within Consumer Staples also added to performance. Flowers Foods (FLO) rose 28% as it settled a class action lawsuit regarding employee misclassification (independent delivery truck owners not considered as Flower’s employees).

Financials were perceived to be the largest beneficiaries of President’s Trump’s potential policy changes and as such, were the best performing sector in the Russell 2000 Value index post-election, up 21% (24.01% in 4Q16 and -2.35% in 1Q17). Although the Fund benefited from positive stock selection in this sector, it was not enough to offset an underweight allocation in the Fund. Similarly, the Materials and Industrials sectors performed strongly on the reflation trade, and the Fund did not have exposure to the commodity-related portions of these sectors since they lacked opportunities that we viewed as tied to our restructuring philosophy. In addition, Kaiser Aluminum (KALU) and KBR, Inc. (KBR), two stocks from these sectors, missed earnings. Kaiser was impacted by excess inventory in the aerospace channel and a timing gap between the stop and start of a large automotive contract. KBR experienced a weather-related cost overrun on a fixed price engineering contract. Lastly, within the Consumer Discretionary sector, Vista Outdoor (VSTO), a manufacturer of outdoor sporting goods and shooting accessories, missed earnings due to excess inventory from retail store bankruptcies and the hoarding of ammunition leading into the Presidential election (as most had expected a Democratic win). The company has not lost market share, and we expect the excess inventory to clear as the outdoor and shooting sports categories continue to grow. Based upon this thesis, we expect management to reset guidance to rebuild credibility.

During the first quarter as reality of the reflation trade unwind set in and investors were faced with what they perceived to be a fairly-valued market, attention turned to the stocks that were left behind – the laggards from 2016. Many of these names are represented in the restructuring themes in which we invest. Verint Systems and Diebold Nixdorf, two technology turnaround names that were down 13% and 16% last year, respectively, were each up over 20% in the first quarter of 2017. We feel this more rational environment, where investors focus back on fundamentals versus

Washington and the Fed, will be positive for the Fund and its active management adviser.

We expect that merger and acquisition activity should continue to be centered upon small market cap stocks that by nature of their size and narrower business focus, provide less disruptive business integration, while offering avenues of growth for constrained mid- and large-cap peers. For investors, we believe that such activity can be better captured through the active management process of the Fund’s adviser, as opposed to passive index-based investment vehicles. The rationale behind this belief is that the adviser’s strategy of seeking companies undergoing restructuring, including spin-offs, often leaves the companies in which the Fund invests more susceptible to being acquired as they become much cleaner, pure play stories after restructuring activities have concluded. Two names in our portfolios that are excellent examples of this are Forestar (FOR) and Wright Medical Group (WMGI). Forestar, a spinoff from Temple-Inland, initially focused on land development and natural resources (timberlands and mineral rights). After diversifying into multi-family development and acquiring oil and gas assets at the top of the cycle, the company changed its strategy to refocus on land development and began to monetize all of its non-core assets. This eventually led to the company being sold to Starwood Capital. Meanwhile, Wright Medical Group, an orthopedic device manufacturer, has done a fine job integrating its recent merger with Tornier. Given Wright’s strong market position in the orthopedics space plus management’s past willingness to sell, we envision Wright becoming part of a much larger player at some point in the future. During periods of high merger and acquisition activity, we have typically had 10% or more of our portfolio subject to premium takeover bids.

While we are cautiously optimistic for the remainder of 2017, we feel a more rational market will recognize the value inherent in our restructuring philosophy. We remain bottom-up, value-oriented stock pickers, committed to uncovering mispriced equities of companies undergoing some type of restructuring action to unlock hidden value. Thank you for investing in the Keeley Small Cap Value Fund. We appreciate your confidence and trust.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A, Russell 2000® Value Index ** and Russell 2000® Index***

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2017

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	19.20%	9.60%	4.49%	11.03%
Class A (includes max 4 1/2% front-end load)	13.85%	8.60%	4.01%	10.81%
Class I	19.47%	9.87%	N/A	4.80%
Russell 2000® Value Index	29.37%	12.54%	6.09%	10.21%	(2)
Russell 2000® Index	26.22%	12.35%	7.12%	8.97%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The returns for the Russell 2000® Value Index and Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund - Class I are 7.96% and 8.13%, respectively.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

Dear Fellow Shareholder,

In the first quarter of 2017, the KEELEY Small Cap Dividend Value Fund (KSDVX) declined 0.57% compared to a decline of 0.13% for the Russell 2000 Value Index. Over the six-month period ended March 31, 2017, the Fund rose 13.73% compared to a 13.93% increase in the Russell 2000 Value Index.

Rising and then falling optimism about the change in administration drove market gains in the fourth quarter of 2016 and then led to the softer performance in the first quarter of 2017. Investors initially seemed to greet the surprise election of President Trump with enthusiasm. His potential pro-growth agenda of lower taxes, lighter regulation, and higher infrastructure spending was perceived as creating a tailwind for the economy and in turn corporate profits. Stocks in industries expected to benefit from these actions advanced in the fourth quarter of 2016. Financial services companies, commodity producers, construction firms, and others moved sharply higher. Small-cap stocks substantially outperformed large-cap stocks on the view that the initiatives in Washington would lead US growth to outpace the rest of the World. The dollar also moved higher, as did interest rates.

In the first quarter of 2017, reality began to set in. The new President found his agenda more difficult to implement than expected. While his relative inexperience and combative style may not be helping matters, the deep divisions in Congress remain and probably account for as much of the emerging gridlock as anything the President has done. The failure of the Republicans’ first attempt to repeal the Affordable Care Act and the divisive Cabinet and Supreme Court confirmation process sapped momentum from efforts to implement more business-friendly policies. While the market, as measured by the S&P 500, moved higher in the first quarter, everything else about the quarter was the opposite of what happened in the fourth quarter: growth stocks far outpaced value stocks, large-cap beat small-cap, interest rates retreated, and the dollar gave up some gains.

Throughout the first half of the Fund’s fiscal year, the economic outlook did not change nearly as much as did perceptions of it. Most of the economic data in the US remains positive. The unemployment rate remains near multi-year lows, housing activity and pricing increased, and consumer and business confidence moved higher. In addition, the economic numbers from other parts of the world support the idea that a coordinated global expansion has begun. We believe that the economic backdrop supports growth in corporate earnings.

At the same time, we worry about what investors will be willing to pay for such earnings. With the strong move in the markets in 2016, valuations are above average in the US. Stocks discount some of the potential positive impacts of a successful rollout of the Trump agenda (i.e. higher EPS due to lower tax rates). If the President fails to implement some, or all, of his agenda (taxes, regulation, infrastructure), earnings growth expectations likely moderate and valuation multiples could follow.

Other challenges to current valuations include interest rates and geopolitical risks. The Federal Reserve has now raised the Fed Funds target three times since the low and indicates that it plans to raise a couple more times this year. While it has not impacted the economy or valuations for stocks or property up to this point, history and logic suggest that it may do so at some point.

On the geopolitical front, some of the issues we faced six months ago seem less worrisome, some about the same, and some more worrisome. On the less worrisome side, recent elections in France and Germany suggest that Brexit will not be contagious and that the EU may remain mostly intact. On the equally worrisome side, the Middle East, Russia, and North Korea look pretty similar to the way they did six months ago. On the more worrisome side, the new Trump administration seems to be more protectionist than any administration in recent memory. To the extent that its actions reflect its rhetoric, we could see free trade slow and that is a negative.

As we mentioned up front, the Fund’s performance tracked that of the Russell 2000 Value. Within that overall outcome were some interesting crosswinds. First, the Fund’s cash balances, while not outsized, turned out to be the single biggest drag on performance due to the strength in the market. Outside of that factor, the Fund’s sector overweights and underweights were largely a push. A slight underweight in Financials and a slight overweight in Real Estate detracted, while other allocation decisions offset this. Stock selection was a positive with the biggest positive impacts in Consumer Discretionary, Real Estate, and Materials while the Fund lost ground on a relative basis in Industrials and Information Technology.

In the first half of the Fund’s fiscal year, the five biggest contributors added almost three percentage points while the five biggest detractors cost less than one percent. Marriott Vacations Worldwide (VAC) added the most to Fund performance in the first half. Marriott Vacations is one of the largest timeshare companies in the World. While the positive environment for consumer spending has allowed publicly traded timeshare companies, such as Marriott, to report solid results, Marriott also benefited from investments it made earlier in 2016 to increase its development pipeline and expand its sales infrastructure. This increase in spending hurt results in the first half of calendar 2016, but drove sales gains in the second half of that year and into 2017.

Community banks helped drive performance in the first half of the Fund’s year. BancorpSouth (BXS) and Berkshire Hills Bancorp (BHLB) were two of the top five contributors and banks accounted for ten of the top twenty contributors. Investors perceive bank stocks to be amongst the biggest potential beneficiaries of the Trump agenda. Actions to move interest rates higher and tax rates lower should help banks. In addition, the regulatory environment became much worse for banks after the financial crisis in 2008/2009. Any loosening of that trend could improve earnings prospects in the sector.

On the negative side of the ledger, we find a hodgepodge of detractors. Given the strength in the market, even the detractors did not cost that much. Only four of the eighty-one stocks the Fund held at some point during the first half were down more than 10% and only one was down more than 20%. When the benchmark is up almost 14%, however, even stocks that are up “only” 10% detract from overall performance.

World Fuel Services (INT) detracted most from the Fund’s performance after it reported very disappointing fourth quarter earnings. The company supplies fuel to transportation companies around the world. Its mix of trading and procurement can create some volatility in its results and the difficult conditions in the marine shipping market have increased that volatility. In response, the management has increased its focus on costs and integrating the many acquisitions it made over the years.

Another detractor was Aceto Corporation (ACET). Aceto is a small, generic drug and specialty chemicals company. It has recently struggled with generic drug price deflation and some challenges in getting products to market on schedule. A recent acquisition, however, significantly boosts its drug pipeline and should eventually drive increased earnings. While we have been disappointed with results, we believe Aceto’s potential earnings are much higher than its current earnings and are willing to give it another quarter or two to right the ship.

In conclusion, while we fell short of our goal to outperform the Russell 2000 Value index in the first half, the absolute returns were excellent and performance was positive on a risk adjusted basis. Furthermore, we believe the Fund is well positioned to produce good risk adjusted returns for the remainder of the fiscal year. We will continue to work hard every day to find interesting undervalued small-cap stocks. Thank you for your investment in the KEELEY Small Cap Dividend Value Fund.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2017

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	23.70%	6.71%	11.37%	13.82%
Class A (includes max 4 1/2% front-end load)	18.11%	5.09%	10.36%	13.11%
Class I	24.04%	6.98%	11.65%	14.10%
Russell 2000® Value Index	29.37%	7.62%	12.54%	13.40%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

Dear Fellow Shareholder,

In the first quarter of 2017, the KEELEY Small-Mid Cap Value Fund (KSMVX) increased 4.86% compared to an increase of 1.62% for the Russell 2500 Value Index. Over the six-month period ended March 31, 2017, the Fund rose 12.99% compared to an 11.12% increase in the Russell 2500 Value Index.

Donald Trump’s unexpected Presidential election victory ignited a rally in the fourth quarter of 2016 that continued through the first quarter of 2017 and led the bull market into its eighth year. While investors spent much of the beginning of 2017 enthused about pro-business policies out of Washington given expectations of tax reform, infrastructure spending and an easing of regulatory burdens, the rally lost some steam by March. Although economic statistics appear favorable with many pointing to the first global synchronized economic upturn in some time, we believe that investors began to pause for three main reasons. First, from where would the spending needed to fuel economic growth originate? Despite unemployment at its lowest levels in a decade, consumers seem very cautious, corporate capital investment has yet to return to normalized levels, and the government’s infrastructure spending program looks to be more of a 2018 event. Second, the newly inaugurated Trump administration is still feeling its way around Washington as evidenced by legislative setbacks such as its failed attempt to repeal the Affordable Care Act. How the administration fares with tax reform, which is the next major legislative item on the White House’s agenda, should have meaningful implications for equity markets as they have already priced in some expectations of tax relief for 2017. Lastly, with the rate hike in March following the one in December, plus Fed talk of another two to three hikes this year, at what point do higher rates and a stronger dollar act as a headwind to the economy?

The uncertainty caused by the questions above appear to have become evident in the market’s actions which switched from exuberance in the fourth quarter of 2016 to caution in the first quarter 2017. We believe that the potential for a slowing economy led to the following events in the first quarter of 2017: 1) the 10-year Treasury yield declined from 2.6% to 2.3%; 2) large cap stocks outperformed small cap due to more exposure to improving international economies; and 3) growth outperformed value. All of these represented a reversal of what occurred in the fourth quarter of 2016. In the first quarter of 2017, the Trump-related reflation trade began to unwind, and those areas of the market that would have benefitted from the policy changes and faster GDP growth such as the banking sector lagged, as markets rebased with the realization that GDP is growing closer to 2% than 3%.

Even so, we view this economic environment as generally healthy for small capitalization company fundamentals. Though the new administration is still finding its footing, we believe that the likelihood of faster GDP growth remains high given President Trump’s focus to drive change. We are not alone in this viewpoint of optimism as current small cap stock valuations are at 19x earnings, which is above the upper end of historic norms. In recognition, we have become more selective about new investments, yet remain content with existing positions that demonstrate improving fundamentals and confirm our initial investment theses. Likewise, with the market’s weakness at the end of the first quarter of 2017 serving as a reminder, much positive expectation toward unspecified future legislative policies is built into investors’ outlooks and presents a risk of downside potential.

Although the Fund was underexposed to the Trump reflation trade in the fourth quarter of 2016, the period where the bulk of the performance of the Russell 2500 Value Index was achieved for the six-month period ended March 31, 2017, we remained disciplined in our approach in early 2017.

Investors seemed to perceive a fairly-valued market in the first quarter of 2017. As the reflation trade unwound, attention turned to stocks that were left behind – the laggards from 2016. Many of these names are represented in the restructuring themes in which we invest. As a result, positive stock selection drove all of the outperformance for the Fund over the six-month period. Within Consumer Discretionary, Marriott Vacations (VAC) rose 37% as the company began to show the returns of investments made in new time-share properties that dragged down earnings earlier in 2016. Lamb Weston (LW), a large producer of frozen potato products and spin-off from ConAgra Foods, rose 44%, driving outperformance in the Consumer Staples sector. In Healthcare, Wright Medical Group (WMGI), a manufacturer of medical products for extremities, was up 27%, as it produced solid results post its merger with Tornier. Commensurate with our view of slower policy adoption and a slower economic outlook, the Fund’s equal weight exposure to the Utility and Real Estate sectors contributed to performance, primarily through stock selection. NRG Energy (NRG) rose 67% as an activist investor became involved looking to accelerate management’s cost savings plan while Ryman Hospitality gained 32% on strong forward hotel bookings and a rebound from being oversold earlier on higher interest rate concerns.

Financials were perceived to be the largest beneficiaries of President’s Trump’s potential policy changes and as such, were the best performing sector in the Russell 2500 Value index post-election, up 21% (21.14% in 4Q16 and 0.09% in 1Q17). Although the Fund maintained an underweight position in the sector, it benefitted from stock selection. In other sectors, confusion regarding the transformation of SM Energy’s (SM) geographic exposure drove the stock down 35%. Lastly, Mitel Network’s (MITL) decision to change course and sell its recently acquired wireless business led to underperformance in the Technology sector.

We expect that merger and acquisition activity should continue to be centered upon small maker cap stocks that by nature of their size and narrower business focus, provide less disruptive business integration, while offering avenues of growth for constrained mid- and large-cap peers. For investors, we believe that such activity can be better captured through the active management process of the Fund’s adviser, as opposed to passive index-based investment vehicles. The rationale behind this belief is that the adviser’s strategy of seeking companies undergoing restructuring, including spin-offs, often leaves the companies in which the Fund invests more susceptible to being acquired as they become much cleaner, pure play stories after restructuring activities have concluded. Two names in our portfolios that are excellent examples of this are Tribune Media (TRCO) and Wright Medical Group (WMGI). In Tribune’s case, the company has been monetizing non-core assets and recently announced it was being acquired by Sinclair Broadcasting. Meanwhile,

Wright Medical Group has done a fine job integrating its recent merger with Tornier. Given Wright’s strong market position in the orthopedics space plus management’s past willingness to sell, we envision Wright becoming part of a much larger player at some point in the future. During periods of high merger and acquisition activity, we have typically had 10% or more of our portfolio subject to premium takeover bids.

While we are cautiously optimistic for the remainder of 2017, we feel a more rational market will recognize the value inherent in our restructuring philosophy. We remain bottom-up, value-oriented stock pickers, committed to uncovering mispriced equities of companies undergoing some type of restructuring action to unlock hidden value. Thank you for investing in the Keeley Small-Mid Cap Value Fund. We appreciate your confidence and trust.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

(This page is intentionally left blank.)

Investments by Sector

As a Percentage of Investments

As of 3/31/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2017

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	24.33%	4.00%	11.97%	7.61%
Class A (includes max 4 1/2% front-end load)	18.71%	2.42%	10.95%	7.10%
Class I	24.63%	4.26%	12.26%	7.88%
Russell 2500® Value Index	23.13%	7.55%	12.92%	8.18%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

Dear Fellow Shareholder,

In the first quarter of 2017, the KEELEY Mid Cap Dividend Value Fund (KMDVX) increased 3.04% compared to an increase of 3.76% for the Russell Midcap Value Index. Over the six-month period ended March 31, 2017, the Fund rose 10.52% compared to a 9.49% increase in the Russell Midcap Value Index.

Rising and then falling optimism about the change in administration drove market gains in the fourth quarter of 2016 and then led to the softer performance in the first quarter of 2017. Investors initially seemed to greet the surprise election of President Trump with enthusiasm. His potential pro-growth agenda of lower taxes, lighter regulation, and higher infrastructure spending was perceived as creating a tailwind for the economy and in turn corporate profits. Stocks in industries expected to benefit from these actions advanced in the fourth quarter of 2016. Financial services companies, commodity producers, construction firms, and others moved sharply higher. Small-cap stocks substantially outperformed large-cap stocks on the view that the initiatives in Washington would lead US growth to outpace the rest of the World. The dollar also moved higher, as did interest rates.

In the first quarter of 2017, reality began to set in. The new President found his agenda more difficult to implement than expected. While his relative inexperience and combative style may not be helping matters, the deep divisions in Congress remain and probably account for as much of the emerging gridlock as anything the President has done. The failure of the Republicans’ first attempt to repeal the Affordable Care Act and the divisive Cabinet and Supreme Court confirmation process sapped momentum from efforts to implement more business-friendly policies. While the market, as measured by the S&P 500, moved higher in the first quarter, everything else about the quarter was the opposite of what happened in the fourth quarter: growth stocks far outpaced value stocks, large-cap beat small-cap, interest rates retreated, and the dollar gave up some gains.

Throughout the first half of the Fund’s fiscal year, the economic outlook did not change nearly as much as did perceptions of it. Most of the economic data in the US remains positive. The unemployment rate remains near multi-year lows, housing activity and pricing increased, and consumer and business confidence moved higher. In addition, the economic numbers from other parts of the world support the idea that a coordinated global expansion has begun. We believe that the economic backdrop supports growth in corporate earnings.

At the same time, we worry about what investors will be willing to pay for such earnings. With the strong move in the markets in 2016, valuations are above average in the US. Stocks discount some of the potential positive impacts of a successful rollout of the Trump agenda (i.e. higher EPS due to lower tax rates). If the President fails to implement some, or all, of his agenda (taxes, regulation, infrastructure), earnings growth expectations likely moderate and valuation multiples could follow.

Other challenges to current valuations include interest rates and geopolitical risks. The Federal Reserve has now raised the Fed Funds target three times since the low and indicates that it plans to raise a couple more times this year. While it has not impacted the economy or valuations for stocks or property up to this point, history and logic suggest that it may do so at some point.

On the geopolitical front, some of the issues we faced six months ago seem less worrisome, some about the same, and some more worrisome. On the less worrisome side, recent elections in France and Germany suggest that Brexit will not be contagious and that the EU may remain mostly intact. On the equally worrisome side, the Middle East, Russia, and North Korea look pretty similar to the way they did six months ago. On the more worrisome side, the new Trump administration seems to be more protectionist than any administration in recent memory. To the extent that its actions reflect its rhetoric, we could see free trade slow and that is a negative.

As we mentioned up front, the Fund’s performance exceeded that of the Russell Midcap Value index. Both sector allocation decisions and individual stock selections contributed to the outperformance. The Fund’s small overweight in Financials and small underweight in Energy added to performance, while cash was a slight drag. Stock selection in Utilities, Financials, and Materials impacted the portfolio most positively, while the Fund’s holdings in Industrials and Information Technology did not keep pace.

When we look at the performance of the individual stocks that impacted performance the most, two themes run through most of the contributors while one theme accounted for many of the detractors.

On the positive side, many of the Fund’s strongest stocks are involved in transactions. The Fund’s leading contributor was NRG Energy (NRG). The company is one of the leading independent power producers. Its stock fell from the summer to autumn period of 2016 on weak power prices and concern about the creditworthiness of a subsidiary. An activist investor stepped in and brought in a new, highly experienced chairman to lead the Board. The company is evaluating alternatives, and we believe there is value to unlock. Large, accretive acquisitions by Computer Sciences (now DXC Technology-DXC) and FMC Corp. (FMC) drove those stocks higher. Finally, Huntsman (HUN) continued to move toward spinning off its titanium dioxide business to shareholders. We believe this move will shine a light on the value of the remaining business.

Interest-sensitive financial services stocks, also drove gains in the Fund. Lincoln National (LNC), Comerica (CMA), and Voya (VOYA) all stand to benefit from higher interest rates, lower taxes, and a lower regulatory burden.

The common theme among many of the Fund’s detractors was the challenge faced by many retailers and the malls in which they operate. With unemployment, interest rates, and gasoline prices low and consumer confidence high, one would think that retailers should be doing very well. Unfortunately, these positive trends have been offset by a shift in consumer spending from “things” to “experiences”. Furthermore, shoppers continue to buy more on-line and through mobile apps and less in physical stores. Retailers such as Bebe, Wet Seal, Gordmans, HHGregg, RadioShack, Payless, and Gander Mountain did not respond effectively to the changes in the landscape and are in bankruptcy reorganization or liquidation. Many other retailers are closing stores. The Fund did not own any retailers that went bankrupt, but the conditions that proved fatal for them created challenges for Ralph Lauren (RL) and

American Eagle Outfitters (AEO). Furthermore, the store closings cast a pall on the owners of retail real estate and hurt our holdings in Brixmor (BRX), DDR (DDR), and Spirit Realty (SRC). At this point we have reduced our holdings in companies vulnerable to this trend. While we believe that the stocks subject to these trends have been overly-discounted in the near-term, we believe that on-line sales will continue to grow as a percentage of sales and create a headwind for retailers and retail REITs.

In conclusion, we are pleased with the results of the Fund’s first half of its fiscal year and are working hard every day to deliver a strong second half. Thank you for your investment in the KEELEY Mid Cap Dividend Value Fund.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2017

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	23.18%	9.91%	13.94%	17.11%
Class A (includes max 4 1/2% front-end load)	17.65%	8.24%	12.90%	16.13%
Class I	23.42%	10.18%	14.22%	17.39%
Russell Midcap® Value Index	19.82%	8.94%	14.07%	18.49%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

Dear Fellow Shareholder,

In the first quarter of 2017, the KEELEY All Cap Value Fund (KACVX) increased 2.39% compared to an increase of 2.99% for the Russell 3000 Value Index. Over the six-month period ended March 31, 2017, the Fund rose 8.36% compared to a 10.45% increase in the Russell 3000 Value Index.

Donald Trump’s unexpected Presidential election victory ignited a rally in equities that continued through the first quarter of 2017 leading the bull market into its eighth year. While investors spent much of the beginning of 2017 enthused about potential pro-business policies out of Washington given expectations of tax reform, infrastructure spending and an easing of regulatory burdens, the rally lost some steam toward the end of the period. Although economic statistics appear favorable with many pointing to the first global synchronized economic upturn in some time, we believe that investors began to pause for three main reasons. First, from where would the spending needed to fuel economic growth originate? Despite unemployment at its lowest levels in a decade, consumers appear very cautious, corporate capital investment has yet to return to normalized levels, and the government’s infrastructure spending program looks to be more of a 2018 event. Second, the newly inaugurated Trump administration is still feeling its way around Washington as evidenced by legislative setbacks such as its failed attempt to repeal the Affordable Care Act. How the administration fares with tax reform, which is the next major legislative item on the White House’s agenda, should have meaningful implications for equity markets as they have already priced in some expectations of tax relief for 2017. Lastly, with the rate hike in March following the one in December, plus Fed talk of another two to three hikes this year, at what point do higher rates and a stronger dollar act as a headwind to the economy?

The uncertainty caused by the questions above appear to have become evident in the market’s actions. The potential for a slowing economy led the 10-year Treasury yield to decline from 2.6% to 2.3%, large cap stocks outperformed small cap due to more exposure to improving international economies and growth outperformed value; all a reversal of what occurred in the fourth quarter of 2016. In the first quarter of 2017, the Trump-related reflation trade began to unwind, and those areas of the market that would have benefitted from the policy changes and faster GDP growth, such as the banking sector, lagged as markets rebased with the realization that GDP is growing closer to 2% than 3%.

Even so, we view this economic environment as generally healthy for equity fundamentals. Though the new administration is still finding its footing, we believe that the likelihood of faster GDP growth remains high given President Trump’s focus to drive change. We are not alone in this viewpoint of optimism as both small and large cap stock valuations are above the upper end of their respective historic norms. In recognition, although we have become more selective about new investments, yet remain content with existing positions that demonstrate improving fundamentals and confirm our initial investment theses. Likewise, with the market’s weakness at the end of the first quarter of 2017 serving as a reminder, much positive expectation toward unspecified future legislative policies is built into investors’ outlooks and presents a risk of downside potential.

While security selection remained positive in the period, the Fund was underexposed to sectors that dominated the Trump reflation trade. Financials (+24%), Materials (+16%), and Industrials (13%) led the index higher while Healthcare (+4%), Energy (+1%) and Real Estate (-1%) lagged. The Fund was relatively overweight two laggards, Health Care and Real Estate, and underweight a very strong sector, Financials. We think the investment landscape for Financials has changed and have been adding to positions as the short-term euphoria has tapered. This is based on our belief that the potential combination of a steepening yield curve, more relaxed regulation, and lower taxes could continue to be a tailwind for financial stocks. Overall, we remain disciplined not to chase the market and hold the view of slower policy adoption and a slower economic outlook.

Speaking specifically of stocks, Versum Materials (VSM) was up 33% and has performed very well following its spin from Air Products late last year. Versum manufactures chemicals that are key to the production of semiconductors. As the complexity of chips increase, so does the need for their products. In Healthcare, Wright Medical Group (WMGI), a manufacturer of medical products for extremities, produced solid results post its merger with Tornier and increased 27% in the period. An activist investor at NRG Energy (NRG) became involved and is looking to accelerate management’s cost savings plan which drove the stock up 67%. Many financial names performed very well, led by Air Lease (AL) up 35%, Hanmi Financial (HAFC) up 30%, Voya (VOYA) up 30%, and UMB Financial (UMBF) up 27%. Despite the underweight to the strong Financials sector, positive stock selection made the Financials the Fund’s second largest relative contributor to performance after Utilities. Finally, we were pleased to see some acquisition activity in the portfolio as Allied World (AWH) increased 34% after receiving a premium takeover bid from a global insurance company. We like to remind investors that during periods of high merger and acquisition activity, we have had 10% or more of our portfolio subject to premium takeover bids.

While we are cautiously optimistic for the remainder of 2017, we feel a more rational market will recognize the value inherent in our restructuring philosophy. We remain bottom-up, value-oriented stock pickers, committed to uncovering mispriced equities of companies undergoing some type of restructuring action to unlock hidden value. Thank you for investing in the Keeley All Cap Value Fund. We appreciate your confidence and trust.

Sincerely,

Brian R. Keeley

Lead Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2017

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	17.54%	10.35%	5.35%	6.67%
Class A (includes max 4 1/2% front-end load)	12.28%	9.34%	4.87%	6.22%
Class I	17.77%	10.63%	N/A	4.79%
Russell 3000® Value Index	19.97%	13.08%	5.94%	7.37%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The returns for the Russell 3000® Value Index and the Russell 3000® Index since the commencement date of the Keeley All Cap Value Fund - Class I are 6.70% and 7.74% respectively.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended March 31, 2017

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intented to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Dividend Value Fund, and the All Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,099.70	1.40%	$7.33
Small Cap Dividend Value Fund	1,000.00	1,137.30	1.29%	6.87
Small-Mid Cap Value Fund	1,000.00	1,129.90	1.39%	7.38
Mid Cap Dividend Value Fund	1,000.00	1,105.20	1.29%	6.77
All Cap Value Fund	1,000.00	1,083.60	1.39%	7.22

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,101.00	1.15%	$6.02
Small Cap Dividend Value Fund	1,000.00	1,139.10	1.04%	5.55
Small-Mid Cap Value Fund	1,000.00	1,130.90	1.14%	6.06
Mid Cap Dividend Value Fund	1,000.00	1,106.60	1.04%	5.46
All Cap Value Fund	1,000.00	1,085.00	1.14%	5.93

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).
**	Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00% and 0.00% for the Small Cap Value Fund, the Small Cap Dividend Fund, the Small-Mid Cap Value Fund, the Mid Cap Dividend Fund, and the All Cap Fund, respectively.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended March 31, 2017

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,017.95	1.40%	$7.04
Small Cap Dividend Value Fund	1,000.00	1,018.50	1.29%	6.49
Small-Mid Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Mid Cap Dividend Value Fund	1,000.00	1,018.50	1.29%	6.49
All Cap Value Fund	1,000.00	1,018.00	1.39%	6.99

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.20	1.15%	$5.79
Small Cap Dividend Value Fund	1,000.00	1019.75	1.04%	5.24
Small-Mid Cap Value Fund	1,000.00	1019.25	1.14%	5.74
Mid Cap Dividend Value Fund	1,000.00	1019.75	1.04%	5.24
All Cap Value Fund	1,000.00	1019.25	1.14%	5.74

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).
**	Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00% and 0.00% for the Small Cap Value Fund, the Small Cap Dividend Fund, the Small-Mid Cap Value Fund, the Mid Cap Dividend Fund, and the All Cap Fund, respectively.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2017 (Unaudited)

Shares		Value

	COMMON STOCKS – 97.29%
	Auto Components – 0.89%
86,300	Visteon Corp. (a)	$8,453,085

	Banks – 2.69%
155,600	Capital Bank Financial Corp.	6,753,040
458,497	Opus Bank	9,238,715
368,900	State Bank Financial Corp.	9,635,668

		25,627,423

	Capital Markets – 0.46%
226,902	Donnelley Financial Solutions, Inc. (a)	4,376,940

	Chemicals – 2.23%
44,200	Chemtura Corp. (a)	1,476,280
249,555	Sensient Technologies Corp.	19,779,729

		21,256,009

	Commercial Banks – 11.58%
933,800	BancorpSouth, Inc.	28,247,450
286,700	BOK Financial Corp.	22,440,009
125,000	Columbia Banking System, Inc.	4,873,750
970,828	Hilltop Holdings, Inc.	26,668,645
342,100	Synovus Financial Corp.	14,032,942
184,875	UMB Financial Corp.	13,922,936

		110,185,732

	Commercial Services & Supplies – 3.44%
443,810	ABM Industries, Inc.	19,350,116
406,782	Ritchie Bros. Auctioneers, Inc.	13,383,128

		32,733,244

	Communications Equipment – 1.62%
2,228,188	Mitel Networks Corp. (a)	15,441,343

	Computer & Peripherals – 1.76%
545,589	Diebold Nixdorf, Inc.	16,749,582

	Construction & Engineering – 1.30%
822,900	KBR, Inc.	12,368,187

	Diversified Financial Services – 3.12%

767,341	Air Lease Corp.	29,734,464

Shares		Value
	Electric Utilities – 2.04%
286,618	Allete, Inc.	$19,406,905

	Electrical Equipment – 1.09%
277,400	Generac Holdings, Inc. (a)	10,341,472

	Electronic Equipment, Instruments & Components – 1.44%
721,100	Knowles Corp. (a)	13,664,845

	Energy Equipment & Services – 1.82%
288,600	Basic Energy Services, Inc. (a)	9,627,696
539,000	Superior Energy Services, Inc. (a)	7,686,140

		17,313,836

	Gas Utilities – 2.15%
573,200	South Jersey Industries, Inc.	20,434,580

	Health Care Equipment & Supplies – 2.54%
231,139	Alere, Inc. (a)	9,183,153
480,867	Wright Medical Group N.V. (a)	14,964,581

		24,147,734

	Health Care Providers & Services – 1.79%
906,100	The Ensign Group, Inc.	17,034,680

	Hotels, Restaurants & Leisure – 5.26%
665,700	Bloomin’ Brands, Inc.	13,134,261
1,691,931	Denny’s Corp. (a)(b)	20,929,186
83,200	Vail Resorts, Inc.	15,966,080

		50,029,527

	Household Durables – 1.47%
1,118,778	TRI Pointe Group, Inc. (a)	14,029,476

	IT Services – 1.19%
109,700	WEX, Inc. (a)	11,353,950

	Leisure Products – 1.02%
471,514	Vista Outdoor, Inc. (a)	9,708,473

	Machinery – 7.01%
332,768	ESCO Technologies, Inc.	19,333,821
342,100	ITT, Inc.	14,032,942

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017 (Unaudited)

Shares		Value
	Machinery – (continued)
258,936	John Bean Technologies Corp.	$22,773,421
538,400	Welbilt, Inc. (a)	10,568,792

		66,708,976

	Media – 4.43%
851,756	Media General, Inc. (a)(d)	1,447,985
425,284	Nexstar Media Group, Inc.	29,833,673
564,054	Time, Inc.	10,914,445

		42,196,103

	Metals & Mining – 3.25%
804,300	Commercial Metals Co.	15,386,259
194,125	Kaiser Aluminum Corp.	15,510,588

		30,896,847

	Multi-Utilities – 2.20%
314,300	Black Hills Corp.	20,891,521

	Oil, Gas & Consumable Fuels – 2.97%
453,100	Parsley Energy, Inc. (a)	14,730,281
1,608,823	SRC Energy, Inc. (a)	13,578,466

		28,308,747

	Paper & Forest Products – 1.12%
462,274	Kapstone Paper & Packaging Corp.	10,678,529

	Real Estate Investment Trusts (REITs) – 10.95%
906,100	CareTrust REIT, Inc.	15,240,602
1,192,640	OUTFRONT Media, Inc.	31,664,592
305,174	Ryman Hospitality Properties, Inc.	18,868,908
693,511	Sabra Health Care REIT, Inc.	19,369,762
215,300	Seritage Growth Properties (b)	9,290,195
369,872	Urban Edge Properties	9,727,634

		104,161,693

	Real Estate Management & Development – 2.57%
1,100,286	Kennedy-Wilson Holdings, Inc.	24,426,349

Shares		Value
	Semiconductors & Semiconductor Equipment – 1.81%
564,000	Versum Materials, Inc. (a)	$17,258,400

	Software – 1.69%
369,819	Verint Systems, Inc. (a)	16,040,899

	Specialty Retail – 1.36%
277,366	Penske Automotive Group, Inc.	12,983,502

	Thrifts & Mortgage Finance – 7.03%
240,400	Iberiabank Corp.	19,015,640
1,312,900	Kearny Financial Corp.	19,759,145
336,700	OceanFirst Financial Corp.	9,486,523
721,100	Provident Financial Services, Inc.	18,640,435

		66,901,743

	Total Common Stocks (Cost $700,271,908)	$925,844,796

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 0.25%
	Money Market Funds – 0.25%
2,160,153	Deutsche Government Money Market Fund – Institutional Class, 0.58% (c)	$2,160,153
195,966	Dreyfus Government Cash Management – Institutional Class, 0.67% (c)	195,966

	Total Investments Purchased With Proceeds From Securities Lending (Cost $2,356,119)	$2,356,119

	SHORT TERM INVESTMENTS – 1.17%
	Money Market Funds – 1.17%
11,134,658	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.56% (c)	$11,134,658

	Total Short Term Investments (Cost $11,134,658)	$11,134,658

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017 (Unaudited)

Shares		Value
	Total Investments – 98.71%
	(Cost $713,762,685)	$939,335,573
	Other Assets in Excess of Liabilities – 1.29%	12,273,627

	TOTAL NET ASSETS – 100.00%	$951,609,200

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See Note 2F in the Notes to the Financial Statements.

(c)	Represents annualized seven-day yield as of the close of the reporting period.

(d)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $1,447,985 or 0.15% of the Fund’s net assets and is classified as a Level 3 security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2017 (Unaudited)

Shares		Value
	COMMON STOCKS – 96.19%
	Automobiles – 1.93%
69,650	Winnebago Industries, Inc.	$2,037,263

	Banks – 2.53%
91,829	FNB Corp.	1,365,500
50,370	State Bank Financial Corp.	1,315,665

		2,681,165

	Capital Markets – 4.45%
108,010	Silvercrest Asset Management Group, Inc.	1,436,533
73,790	Solar Cap Ltd.	1,668,392
93,940	Virtu Financial, Inc.	1,596,980

		4,701,905

	Chemicals – 1.18%
25,380	Hawkins, Inc.	1,243,620

	Commercial Banks – 11.43%
78,010	BancorpSouth, Inc.	2,359,802
47,510	Columbia Banking System, Inc.	1,852,415
40,030	Glacier Bancorp, Inc.	1,358,218
62,270	Hanmi Financial Corp.	1,914,803
42,806	LegacyTexas Financial Group, Inc.	1,707,959
24,300	Union Bankshares Corp.	854,874
29,510	Wintrust Financial Corp.	2,039,731

		12,087,802

	Commercial Services & Supplies – 3.57%
151,442	CECO Environmental Corp.	1,591,656
52,370	Covanta Holding Corp.	822,209
18,890	Deluxe Corp.	1,363,291

		3,777,156

	Communications Equipment – 1.40%
27,400	Plantronics, Inc.	1,482,614

	Computer & Peripherals – 1.99%
68,530	Diebold Nixdorf, Inc.	2,103,871

	Construction & Engineering – 2.81%
104,750	KBR, Inc.	1,574,393
60,160	Primoris Services Corp.	1,396,915

		2,971,308

Shares		Value
	Electric Utilities – 2.43%
22,225	Allete, Inc.	$1,504,855
21,110	El Paso Electric Co.	1,066,055

		2,570,910

	Electrical Equipment – 2.43%
22,131	AZZ, Inc.	1,316,794
16,630	Regal Beloit Corp.	1,258,060

		2,574,854

	Electronic Equipment, Instruments & Components – 4.00%
99,165	AVX Corp.	1,624,323
106,530	Daktronics, Inc.	1,006,708
30,590	Dolby Laboratories, Inc.	1,603,222

		4,234,253

	Energy Equipment & Services – 1.03%
44,910	Patterson-UTI Energy, Inc.	1,089,966

	Food Products – 1.45%
14,750	Sanderson Farms, Inc.	1,531,640

	Gas Utilities – 1.21%
35,810	South Jersey Industries, Inc.	1,276,627

	Health Care Providers & Services – 4.81%
46,010	Aceto Corp.	727,418
9,425	Chemed Corp.	1,721,853
25,500	Owens & Minor, Inc.	882,300
93,440	The Ensign Group, Inc.	1,756,672

		5,088,243

	Hotels, Restaurants & Leisure – 2.39%
25,290	Marriott Vacations Worldwide Corp.	2,527,230

	Household Durables – 1.60%
24,271	Nacco Industries, Inc.	1,694,116

	Independent Power and Renewable Electricity Producers – 1.00%
50,540	Atlantica Yield PLC	1,059,318

	Insurance – 1.95%
31,544	FBL Financial Group, Inc.	2,064,555

	Internet & Direct Marketing Retail – 1.45%
41,210	HSN, Inc.	1,528,891

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017 (Unaudited)

Shares		Value
	Machinery – 0.78%
9,430	John Bean Technologies Corp.	$829,368

	Media – 3.17%
26,320	Nexstar Media Group, Inc.	1,846,348
77,980	Time, Inc.	1,508,913

		3,355,261

	Metals & Mining – 1.57%
86,560	Commercial Metals Co.	1,655,893

	Multi-Utilities – 1.46%
23,200	Black Hills Corp.	1,542,104

	Oil, Gas & Consumable Fuels – 3.33%
128,730	Alon USA Energy, Inc.	1,569,219
23,530	SemGroup Corp.	847,080
30,590	World Fuel Services Corp.	1,108,887

		3,525,186

	Paper & Forest Products – 1.55%
140,290	Mercer International, Inc.	1,641,393

	Real Estate Investment Trusts (REITs) – 13.15%
106,533	CareTrust REIT, Inc.	1,791,885
106,510	City Office REIT, Inc.	1,294,096
31,690	CorEnergy Infrastructure Trust, Inc.	1,070,488
54,892	Gramercy Property Trust	1,443,660
46,325	National Storage Affiliates	1,107,168
68,560	OUTFRONT Media, Inc.	1,820,268
25,090	Potlatch Corp.	1,146,613
19,870	Ryman Hospitality Properties, Inc.	1,228,562
51,745	Sabra Health Care REIT, Inc.	1,445,238
40,100	STAG Industrial, Inc.	1,003,302
32,655	Xenia Hotels & Resorts, Inc.	557,421

		13,908,701

	Semiconductors & Semiconductor Equipment – 3.08%
158,280	Cypress Semiconductor Corp.	2,177,933
73,961	IXYS Corp.	1,076,132

		3,254,065

Shares		Value
	Textiles, Apparel & Luxury Goods – 1.15%
39,085	Culp, Inc.	$1,219,452

	Thrifts & Mortgage Finance – 7.56%
54,880	Berkshire Hills Bancorp, Inc.	1,978,424
22,220	Iberiabank Corp.	1,757,602
55,960	OceanFirst Financial Corp.	1,576,673
59,810	Oritani Financial Corp.	1,016,770
64,330	Provident Financial Services, Inc.	1,662,930

		7,992,399

	Transportation Infrastructure – 1.20%
15,730	Macquarie Infrastructure Company LLC	1,267,523

	Water Utilities – 1.15%
33,925	California Water Service Group	1,216,211

	Total Common Stocks (Cost $75,592,182)	$101,734,863

	SHORT TERM INVESTMENTS – 2.60%
	Money Market Funds – 2.60%
2,747,338	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.56% (a)	$2,747,338

	Total Short Term Investments (Cost $2,747,338)	$2,747,338

	Total Investments – 98.79%
	(Cost $78,339,520)	$104,482,201
	Other Assets in Excess of Liabilities – 1.21%	1,279,014

	TOTAL NET ASSETS – 100.00%	$105,761,215

Percentages are stated as a percent of net assets.

(a)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2017 (Unaudited)

Shares		Value
	COMMON STOCKS – 98.11%
	Aerospace & Defense – 2.29%
32,950	Orbital ATK, Inc.	$3,229,100

	Auto Components – 1.24%
21,700	Delphi Automotive PLC	1,746,633

	Building Products – 1.72%
47,620	A.O. Smith Corporation	2,436,239

	Capital Markets – 1.39%
129,546	OM Asset Management PLC	1,958,736

	Chemicals – 3.59%
21,700	Ashland Global Holdings, Inc.	2,686,677
97,320	Huntsman Corp.	2,388,233

		5,074,910

	Commercial Banks – 9.23%
42,040	BOK Financial Corp.	3,290,471
128,120	Hanmi Financial Corp.	3,939,690
47,630	Synovus Financial Corp.	1,953,783
51,140	UMB Financial Corp.	3,851,353

		13,035,297

	Commercial Services & Supplies – 1.41%
32,220	Copart, Inc. (a)	1,995,385

	Communications Equipment – 1.58%
322,180	Mitel Networks Corp. (a)	2,232,707

	Diversified Consumer Services – 1.48%
77,030	Carriage Services, Inc.	2,089,054

	Diversified Financial Services – 7.21%
100,130	Air Lease Corp.	3,880,038
54,610	Fidelity National Financial, Inc.	2,126,513
109,990	Voya Financial, Inc.	4,175,220

		10,181,771

	Electrical Equipment – 1.48%
56,080	Generac Holdings, Inc. (a)	2,090,662

	Electronic Equipment, Instruments & Components – 2.19%
163,170	Knowles Corp. (a)	3,092,071

Shares		Value
	Energy Equipment & Services – 1.19%
69,290	Patterson-UTI Energy, Inc.	$1,681,668

	Food Products – 1.25%
42,030	Lamb Weston Holdings, Inc.	1,767,782

	Health Care Equipment & Supplies – 1.72%
78,110	Wright Medical Group N.V. (a)	2,430,783

	Health Care Providers & Services – 1.42%
14,000	Laboratory Corporation of America Holdings (a)	2,008,580

	Home Furnishings – 1.39%
32,220	Fortune Brands Home & Security, Inc.	1,960,587

	Hotels, Restaurants & Leisure – 5.32%
208,050	Del Taco Restaurants, Inc. (a)	2,758,743
124,000	Denny’s Corp. (a)	1,533,880
32,220	Marriott Vacations Worldwide Corp.	3,219,745

		7,512,368

	Household Durables – 1.21%
136,610	TRI Pointe Group, Inc. (a)	1,713,089

	Household Products – 1.72%
17,470	Spectrum Brands Holdings, Inc.	2,428,505

	IT Services – 4.92%
32,220	Broadridge Financial Solutions, Inc.	2,189,349
98,080	CSRA, Inc.	2,872,763
18,230	WEX, Inc. (a)	1,886,805

		6,948,917

	Machinery – 6.68%
46,957	ESCO Technologies, Inc.	2,728,202
74,930	ITT, Inc.	3,073,629
41,370	John Bean Technologies Corp.	3,638,491

		9,440,322

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017 (Unaudited)

Shares		Value
	Media – 3.03%
114,820	Tribune Co.	$4,279,341

	Metals & Mining – 2.69%
119,800	Commercial Metals Co.	2,291,774
18,880	Kaiser Aluminum Corp.	1,508,512

		3,800,286

	Multi-Utilities – 4.80%
104,380	MDU Resources Group, Inc.	2,856,881
209,390	NRG Energy, Inc.	3,915,593

		6,772,474

	Oil, Gas & Consumable Fuels – 4.34%
53,210	Energen Corp. (a)	2,896,752
45,490	Parsley Energy, Inc. (a)	1,478,880
72,880	SM Energy Co.	1,750,578

		6,126,210

	Real Estate Investment Trusts (REITs) – 11.01%
128,130	CareTrust REIT, Inc.	2,155,146
77,720	Equity Commonwealth (a)	2,426,418
58,935	Gaming & Leisure Properties, Inc.	1,969,608
60,083	Iron Mountain, Inc.	2,143,161
32,250	Lamar Advertising Co.	2,410,365
32,220	Ryman Hospitality Properties, Inc.	1,992,163
87,560	Sabra Health Care REIT, Inc.	2,445,551

		15,542,412

	Real Estate Management & Development – 1.98%
23,810	The Howard Hughes Corp. (a)	2,791,722

	Road & Rail – 2.15%
40,310	Ryder System, Inc.	3,040,986

	Software – 2.66%
27,990	CDK Global, Inc.	1,819,630
44,790	Verint Systems, Inc. (a)	1,942,766

		3,762,396

Shares		Value
	Specialty Retail – 1.04%
31,470	Penske Automotive Group, Inc.	$1,473,111

	Textiles, Apparel & Luxury Goods – 1.54%
20,970	PVH Corp.	2,169,766

	Water Utilities – 1.24%
22,440	American Water Works Company, Inc.	1,745,159

	Total Common Stocks (Cost $91,484,589)	$138,559,029

	SHORT TERM INVESTMENTS – 2.03%
	Money Market Funds – 2.03%
2,860,670	Fidelity Institutional Money Market Portfolio –Institutional Class, 0.56% (b)	$2,860,670

	Total Short Term Investments (Cost $2,860,670)	$2,860,670

	Total Investments – 100.14%
	(Cost $94,345,259)	$141,419,699
	Liabilities in Excess of Other Assets – (0.14)%	(193,559)

	TOTAL NET ASSETS – 100.00%	$141,226,140

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2017 (Unaudited)

Shares		Value
	COMMON STOCKS – 96.48%
	Auto Components – 1.23%
13,325	Autoliv, Inc.	$1,362,615

	Capital Markets – 2.33%
11,875	Ameriprise Financial, Inc.	1,539,950
39,340	Federated Investors, Inc.	1,036,216

		2,576,166

	Chemicals – 4.78%
31,155	FMC Corp.	2,168,076
67,320	Huntsman Corp.	1,652,033
26,725	RPM International, Inc.	1,470,677

		5,290,786

	Commercial Banks – 7.84%
57,825	Associated Banc-Corp.	1,410,930
27,474	BOK Financial Corp.	2,150,390
33,550	Comerica, Inc.	2,300,859
15,050	UMB Financial Corp.	1,133,416
94,700	Umpqua Holdings Corp.	1,679,978

		8,675,573

	Commercial Services & Supplies – 2.34%
16,100	Dun & Bradstreet Corp.	1,737,834
25,870	Ritchie Bros. Auctioneers, Inc.	851,123

		2,588,957

	Communications Equipment – 1.42%
14,095	Harris Corp.	1,568,351

	Construction Materials – 2.00%
18,325	Vulcan Materials Co.	2,207,796

	Consumer Finance – 1.68%
27,205	Discover Financial Services	1,860,550

	Containers & Packaging – 1.18%
25,075	WestRock Co.	1,304,652

	Diversified Financial Services – 6.01%
61,800	Air Lease Corp.	2,394,750
51,225	CIT Group, Inc.	2,199,089
54,200	Voya Financial, Inc.	2,057,432

		6,651,271

Shares		Value
	Electric Utilities – 1.28%
37,925	PPL Corp.	$1,418,016

	Electronic Equipment, Instruments & Components – 1.55%
32,670	Dolby Laboratories, Inc.	1,712,235

	Energy Equipment & Services – 0.88%
21,400	Patterson-UTI Energy, Inc.	519,378
31,525	Superior Energy Services, Inc. (a)	449,547

		968,925

	Food Products – 2.24%
41,325	Conagra Brands, Inc.	1,667,051
19,341	Lamb Weston Holdings, Inc.	813,482

		2,480,533

	Gas Utilities – 2.50%
26,150	National Fuel Gas Co.	1,559,063
24,500	UGI Corp.	1,210,300

		2,769,363

	Health Care Providers & Services – 2.74%
13,600	AmerisourceBergen Corp.	1,203,600
12,475	CIGNA Corp.	1,827,462

		3,031,062

	Hotels, Restaurants & Leisure – 1.62%
21,300	Wyndham Worldwide Corp.	1,795,377

	Household Durables – 0.84%
24,800	CalAtlantic Group, Inc.	928,760

	Insurance – 4.50%
22,500	Arthur J. Gallagher & Co.	1,272,150
38,090	Lincoln National Corp.	2,492,990
9,525	Reinsurance Group of America, Inc.	1,209,485

		4,974,625

	IT Services – 7.80%
19,450	Broadridge Financial Solutions, Inc.	1,321,628
33,120	Computer Sciences Corp.	2,285,610
62,340	CSRA, Inc.	1,825,938
17,275	Fidelity National Information Services, Inc.	1,375,436

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017 (Unaudited)

Shares		Value
	IT Services – (continued)
34,005	Total System Services, Inc.	$1,817,907

		8,626,519

	Life Sciences Tools & Services – 1.00%
20,910	Agilent Technologies, Inc.	1,105,512

	Machinery – 4.08%
40,070	ITT, Inc.	1,643,671
28,800	Oshkosh Corp.	1,975,393
5,300	Snap-On, Inc.	893,951

		4,513,015

	Media – 3.18%
27,025	Scripps Networks Interactive, Inc.	2,117,948
54,455	TEGNA, Inc.	1,395,137

		3,513,085

	Multi-Utilities – 6.08%
27,200	Black Hills Corp.	1,807,984
43,775	MDU Resources Group, Inc.	1,198,122
117,300	NRG Energy, Inc.	2,193,510
43,650	OGE Energy Corp.	1,526,877

		6,726,493

	Oil, Gas & Consumable Fuels – 6.22%
70,100	Cabot Oil & Gas Corp.	1,676,091
16,985	Energen Corp. (a)	924,663
21,325	EQT Corp.	1,302,958
63,875	HollyFrontier Corp.	1,810,217
48,500	SM Energy Co.	1,164,970

		6,878,899

	Real Estate Investment Trusts (REITs) – 12.00%
63,125	Brixmor Property Group, Inc.	1,354,663
96,375	DDR Corp.	1,207,579
20,450	EPR Properties	1,505,734
14,100	Equity Lifestyle Properties, Inc.	1,086,546
54,100	Healthcare Trust of America, Inc.	1,701,985
63,940	Iron Mountain, Inc.	2,280,739

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
26,605	Lamar Advertising Co.	$1,988,457
133,890	Spirit Realty Capital, Inc.	1,356,306
47,150	Xenia Hotels & Resorts, Inc.	804,851

		13,286,860

	Road & Rail – 1.66%
24,330	Ryder System, Inc.	1,835,455

	Specialty Retail – 2.37%
64,925	American Eagle Outfitters	910,898
22,800	Foot Locker, Inc.	1,705,668

		2,616,566

	Textiles, Apparel & Luxury Goods – 0.73%
9,875	Ralph Lauren Corp.	805,998

	Transportation Infrastructure – 1.37%
18,745	Macquarie Infrastructure Company LLC	1,510,472

	Water Utilities – 1.03%
14,630	American Water Works Company, Inc.	1,137,775

	Total Common Stocks (Cost $81,497,622)	$106,722,262

	SHORT TERM INVESTMENTS – 3.24%
	Money Market Funds – 3.24%
3,579,975	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.56% (b)	$3,579,975

	Total Short Term Investments (Cost $3,579,975)	$3,579,975

	Total Investments – 99.72%
	(Cost $85,077,597)	$110,302,237
	Other Assets in Excess of Liabilities – 0.28%	304,620

	TOTAL NET ASSETS – 100.00%	$110,606,857

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield as of the end of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2017 (Unaudited)

Shares		Value
	COMMON STOCKS – 102.69%
	Auto Components – 4.70%
29,150	Visteon Corp. (a)	$2,855,243

	Banks – 4.02%
50,710	Bank of America Corp.	1,196,249
20,870	Citigroup, Inc.	1,248,443

		2,444,692

	Beverages – 3.12%
19,820	Molson Coors Brewing Co.	1,896,972

	Biotechnology – 3.84%
13,383	Shire PLC – ADR	2,331,720

	Building Products – 2.01%
29,055	Johnson Controls International PLC	1,223,797

	Commercial Banks – 5.91%
9,570	BOK Financial Corp.	749,044
27,630	Hanmi Financial Corp.	849,622
43,270	Hilltop Holdings, Inc.	1,188,627
10,710	UMB Financial Corp.	806,570

		3,593,863

	Consumer Finance – 1.76%
15,670	Discover Financial Services	1,071,671

	Diversified Financial Services – 8.47%
71,650	Air Lease Corp.	2,776,437
62,450	Voya Financial, Inc.	2,370,602

		5,147,039

	Electrical Equipment – 3.31%
54,020	Generac Holdings, Inc. (a)	2,013,866

	Energy Equipment & Services – 3.60%
90,140	Patterson-UTI Energy, Inc.	2,187,698

	Food Products – 3.42%
48,200	Mondelez International, Inc.	2,076,456

	Health Care Equipment & Supplies – 7.63%
48,830	Abbott Laboratories	2,168,540
79,304	Wright Medical Group N.V. (a)	2,467,941

		4,636,481

Shares		Value
	Health Care Providers & Services – 2.20%
15,080	AmerisourceBergen Corp.	$1,334,580

	Hotels, Restaurants & Leisure – 1.13%
51,890	Del Taco Restaurants, Inc. (a)	688,061

	Insurance – 3.03%
36,810	Athene Holding Ltd. (a)	1,840,132

	IT Services – 2.22%
16,930	Fidelity National Information Services, Inc.	1,347,967

	Leisure Products – 2.14%
63,180	Vista Outdoor, Inc. (a)	1,300,876

	Media – 1.52%
13,170	Nexstar Media Group, Inc.	923,876

	Metals & Mining – 1.90%
14,460	Kaiser Aluminum Corp.	1,155,354

	Multi-Utilities – 5.06%
164,590	NRG Energy, Inc.	3,077,833

	Oil, Gas & Consumable Fuels – 7.09%
23,690	EOG Resources, Inc.	2,310,959
61,570	Parsley Energy, Inc. (a)	2,001,641

		4,312,600

	Pharmaceuticals – 2.30%
26,149	Zoetis, Inc.	1,395,572

	Real Estate Investment Trusts (REITs) – 6.22%
62,490	Equity Commonwealth (a)	1,950,938
42,400	Seritage Growth Properties	1,829,560

		3,780,498

	Real Estate Management & Development – 10.06%
140,650	Kennedy-Wilson Holdings, Inc.	3,122,430
25,530	The Howard Hughes Corp. (a)	2,993,392

		6,115,822

	Semiconductors & Semiconductor Equipment – 6.03%
54,380	Intel Corp.	1,961,487

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017 (Unaudited)

Shares		Value
	Semiconductors & Semiconductor Equipment – (continued)
55,680	Versum Materials, Inc. (a)	$1,703,808

		3,665,295

	Total Common Stocks (Cost $52,912,101)	$62,417,964

	SHORT TERM INVESTMENTS – 3.56%
	Money Market Funds – 3.56%
2,163,179	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.56% (b)	$2,163,179

	Total Short Term Investments (Cost $2,163,179)	$2,163,179

	Total Investments – 106.25%
	(Cost $55,075,280)	$64,581,143
	Liabilities in Excess of Other Assets – (6.25)%	(3,798,803)

	TOTAL NET ASSETS – 100.00%	$60,782,340

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017 (Unaudited)

Small Cap Value Fund
ASSETS:
Investments, at value (1)	$939,335,573
Receivable for investments sold	18,198,455
Receivable for shares issued	283,908
Dividends and interest receivable	1,523,421
Prepaid expenses and other assets	71,479

Total Assets	959,412,836

LIABILITIES:
Payable for investments purchased	2,030,192
Payable for shares redeemed	1,684,992
Paybale upon return of securities on loan (2)	2,356,119
Payable to Adviser	768,631
Payable to Directors	31,827
Distribution payable	—
Accrued 12b-1 fees - Class A	78,006
Other accrued expenses	853,869

Total Liabilities	7,803,636

NET ASSETS	$951,609,200

NET ASSETS CONSIST OF:
Capital stock	$652,081,036
Accumulated undistributed net investment income/(loss)	1,597,201
Accumulated undistributed net realized gain/(loss) on investments	72,358,075
Net unrealized appreciation/(depreciation) on Investments	225,572,888

NET ASSETS	$951,609,200

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	17,214,016
NET ASSETS	$579,364,176
NET ASSET VALUE	$33.66

MAXIMUM OFFERING PRICE PER SHARE (3)	$35.24

Class I Shares
Authorized	100,000,000
Issued and outstanding	10,930,360
NET ASSETS	$372,245,024
NET ASSET VALUE	$34.06

(1) Cost of Investments	$713,762,685
(2)	The market value of securities on loan was $2,323,786 as of March 31, 2017.
(3)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

March 31, 2017 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$104,482,201	$141,419,699	$110,302,237	$64,581,143
2,372,806	—	—	—
10,618	93,793	403,799	—
212,568	158,111	216,170	70,885
25,383	19,581	15,617	18,345

107,103,576	141,691,184	110,937,823	64,670,373

959,941	—	—	—
234,349	243,958	200,428	3,779,580
—	—	—	—
72,900	109,266	73,859	49,669
2,718	4,584	2,243	1,893
6,443	—	4,861	—
4,488	7,770	4,736	3,197
61,522	99,466	44,839	53,694

1,342,361	465,044	330,966	3,888,033

$105,761,215	$141,226,140	$110,606,857	$60,782,340

$76,107,400	$90,109,456	$101,706,372	$48,807,846
(14,539)	845,756	(19,252)	(40,469)
3,525,673	3,196,488	(16,304,903)	2,509,100
26,142,681	47,074,440	25,224,640	9,505,863

$105,761,215	$141,226,140	$110,606,857	$60,782,340

100,000,000	100,000,000	100,000,000	100,000,000
1,318,652	3,256,055	967,968	1,176,216
$24,342,149	$45,679,832	$20,101,791	$19,158,738
$18.46	$14.03	$20.77	$16.29

$19.33	$14.69	$21.75	$17.06

100,000,000	100,000,000	100,000,000	100,000,000
4,404,308	6,690,006	4,358,554	2,536,180
$81,419,066	$95,546,308	$90,505,066	$41,623,602
$18.49	$14.28	$20.76	$16.41

$78,339,520	$94,345,259	$85,077,597	$55,075,280

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

March 31, 2017 (Unaudited)

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$8,511,581
Less: Foreign withholding tax	(26,703)
Interest income	41,542
Securities lending income, net	26,661

Total Investment Income	8,553,081

EXPENSES:
Investment advisory fees	5,076,854
12b-1 fees - Class A	777,425
Shareholder servicing fees	254,587
Transfer agent fees and expenses	100,900
Federal and state registration fees	26,800
Audit expense	34,542
Fund accounting and administration fees	154,156
Directors’ fees	120,518
Custody fees	31,440
Reports to shareholders	83,334
Interest expense	655
Other	222,715

Total expenses before reimbursement	6,883,926
Reimbursement of expenses by Adviser	(245,301)

NET EXPENSES	6,638,625

NET INVESTMENT INCOME/(LOSS)	1,914,456

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of investments	79,991,192
Change in net unrealized appreciation/(depreciation) on investments	17,300,190

Net Gain/(Loss) on Investments	97,291,382

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,205,838

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

March 31, 2017 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$1,546,192	$1,783,966	$1,114,192	$592,843
—	—	(1,485)	—
5,810	1,498	5,353	1,337
—	—	—	—

1,552,002	1,785,464	1,118,060	594,180

529,322	719,853	496,714	323,708
31,590	56,113	25,122	23,325
26,466	35,992	24,836	16,185
12,130	14,741	12,615	6,570
17,304	18,850	27,806	14,122
11,220	11,850	10,950	10,680
16,294	23,236	14,460	10,024
14,241	17,433	15,701	7,187
4,282	6,840	3,458	2,654
6,468	11,402	4,550	2,836
—	599	—	—
18,779	27,157	16,871	12,437

688,096	944,066	653,083	429,728
(106,011)	(66,722)	(111,379)	(37,376)

582,085	877,344	541,704	392,352

969,917	908,120	576,356	201,828

4,267,841	6,974,991	1,130,212	5,222,048
8,133,803	9,472,680	7,927,571	(132,347)

12,401,644	16,447,671	9,057,783	5,089,701

$13,371,561	$17,355,791	$9,634,139	$5,291,529

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Period Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
OPERATIONS:
Net investment income/(loss)	$1,914,456	$6,305,548
Net realized gain/(loss) on investments	79,991,192	49,524,736
Change in net unrealized appreciation/(depreciation) on investments	17,300,190	52,602,591

Net increase/(decrease) in net assets resulting from operations	99,205,838	108,432,875

DISTRIBUTIONS:
Net investment income - Class A	(2,955,616)	—
Net investment income - Class I	(2,706,813)	(1,205,223)
Net realized gains - Class A	(31,315,624)	(112,623,922)
Net realized gains - Class I	(19,784,540)	(73,440,477)

Total Distributions	(56,762,593)	(187,269,622)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	15,265,225	41,557,328
Proceeds from distributions reinvested	32,184,751	103,794,891
Cost of shares redeemed	(141,559,303)	(463,508,360)

Net increase/(decrease) from capital stock transactions	(94,109,327)	(318,156,141)

Class I Shares
Proceeds from shares issued	44,056,557	101,481,110
Proceeds from distributions reinvested	21,166,318	62,550,132
Cost of shares redeemed	(135,822,255)	(320,542,201)

Net increase/(decrease) from capital stock transactions	(70,599,380)	(156,510,959)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(122,265,462)	(553,503,847)

NET ASSETS:
Beginning of period	1,073,874,662	1,627,378,509

End of period	$951,609,200	$1,073,874,662

Accumulated undistributed net investment income/(loss)	$1,597,201	$5,345,174

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	455,123	1,347,001
Issued to shareholder in reinvestment of dividends	953,929	3,466,763
Shares redeemed	(4,262,260)	(14,825,142)

Net increase/(decrease) from capital stock transactions	(2,853,208)	(10,011,378)

Class I Shares
Shares sold	1,319,915	3,190,466
Issued to shareholder in reinvestment of dividends	619,410	2,062,807
Shares redeemed	(4,043,805)	(10,344,561)

Net increase/(decrease) from capital stock transactions	(2,104,480)	(5,091,288)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Period Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Period Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$969,917	$2,154,863	$908,120	$645,398
4,267,841	2,063,701	6,974,991	10,802,421
8,133,803	11,868,254	9,472,680	2,757,283

13,371,561	16,086,818	17,355,791	14,205,102

(205,456)	(550,765)	(54,360)	(96,060)
(766,819)	(1,887,007)	(369,301)	(787,228)
(435,309)	(1,343,068)	(3,540,916)	(2,254,097)
(1,348,778)	(3,532,892)	(7,770,660)	(4,998,002)

(2,756,362)	(7,313,732)	(11,735,237)	(8,135,387)

1,178,595	3,403,113	3,406,800	7,262,222
608,863	1,749,679	3,478,365	2,241,120
(4,719,291)	(22,056,244)	(8,645,938)	(53,733,931)

(2,931,833)	(16,903,452)	(1,760,773)	(44,230,589)

7,768,084	21,418,049	5,299,224	31,176,485
2,112,892	3,764,215	8,052,991	4,794,158
(12,233,614)	(42,609,038)	(26,194,342)	(77,178,868)

(2,352,638)	(17,426,774)	(12,842,127)	(41,208,225)

5,330,728	(25,557,140)	(8,982,346)	(79,369,099)

100,430,487	125,987,627	150,208,486	229,577,585

$105,761,215	$100,430,487	$141,226,140	$150,208,486

$(14,539)	$(12,181)	$845,756	$361,297

64,949	217,578	249,156	586,065
32,690	114,646	258,588	184,461
(259,324)	(1,428,260)	(631,451)	(4,288,404)

(161,685)	(1,096,036)	(123,707)	(3,517,878)

425,411	1,384,770	377,242	2,413,139
113,228	245,982	586,856	387,464
(686,501)	(2,776,839)	(1,899,873)	(6,338,313)

(147,862)	(1,146,087)	(935,775)	(3,537,710)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Dividend Value Fund
	Period Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
OPERATIONS:
Net investment income/(loss)	$576,356	$894,801
Net realized gain/(loss) on investments	1,130,212	(3,116,313)
Change in net unrealized appreciation/(depreciation) on investments	7,927,571	18,454,833

Net increase/(decrease) in net assets resulting from operations	9,634,139	16,233,321

DISTRIBUTIONS:
Net investment income - Class A	(98,865)	(140,724)
Net investment income - Class I	(493,812)	(695,106)
Net realized gains - Class A	—	(233,092)
Net realized gains - Class I	—	(1,248,086)
Return of Capital - Class A		(33,462)
Return of Capital - Class I		(121,479)

Total Distributions	(592,677)	(2,471,949)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	4,526,764	5,574,055
Proceeds from shares issued in connection with acquistion (1)	—	14,081,943
Proceeds from distributions reinvested	90,059	373,621
Cost of shares redeemed	(7,035,466)	(14,171,805)

Net increase/(decrease) from capital stock transactions	(2,418,643)	5,857,814

Class I Shares
Proceeds from shares issued	15,103,211	17,038,203
Proceeds from shares issued in connection with acquistion (1)	—	28,220,546
Proceeds from distributions reinvested	490,044	1,408,373
Cost of shares redeemed	(1,560,665)	(11,416,649)

Net increase/(decrease) from capital stock transactions	14,032,590	35,250,473

TOTAL INCREASE/(DECREASE) IN NET ASSETS	20,655,409	54,869,659

NET ASSETS:
Beginning of period	89,951,448	35,081,789

End of period	$110,606,857	$89,951,448

Accumulated undistributed net investment income/(loss)	$(19,252)	$(2,931)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	224,405	317,544
Shares sold in connection with acquisition (1)	—	929,592
Issued to shareholder in reinvestment of dividends	4,390	21,844
Shares redeemed	(355,417)	(826,403)

Net increase/(decrease) from capital stock transactions	(126,622)	442,577

Class I Shares
Shares sold	739,473	988,940
Shares sold in connection with acquisition (1)	—	1,863,147
Issued to shareholder in reinvestment of dividends	23,857	81,014
Shares redeemed	(76,178)	(670,426)

Net increase/(decrease) from capital stock transactions	687,152	2,262,675

(1)	On January 27, 2016 the Keeley Mid Cap Value Fund merged into KMDVF.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

All Cap Value Fund
Period Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$201,828	$248,968
5,222,048	3,123,461
(132,347)	4,119,838

5,291,529	7,492,267

(77,072)	(131,786)
(316,386)	(775,728)
(795,513)	(3,753,132)
(1,952,876)	(9,575,587)
—	—
—	—

(3,141,847)	(14,236,233)

1,268,903	324,434
—	—
844,570	3,597,812
(2,058,493)	(37,086,752)

54,980	(33,164,506)

699,986	31,308,154
—	—
2,268,947	4,710,701
(7,538,763)	(31,842,286)

(4,569,830)	4,176,569

(2,365,168)	(35,731,903)

63,147,508	98,879,411

$60,782,340	$63,147,508

$(40,469)	$151,161

76,732	20,836
—	—
52,514	247,272
(127,750)	(2,268,923)

1,496	(2,000,815)

43,136	1,862,169
—	—
139,811	319,967
(457,781)	(2,185,420)

(274,834)	(3,284)

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2017 (Unaudited)		Year Ended September 30,
			2016	2015	2014	2013	2012
CLASS A (1)
Net asset value, beginning of period	$32.29		$33.63	$36.25	$35.62	$27.01	$20.29

Income from investment operations:
Net investment income/(loss) (2)	0.05		0.12	0.01	(0.02)	0.16	0.02
Net realized and unrealized gain/(loss) on investments	3.16		2.93	(2.55)	0.77	8.51	6.70

Total from investment operations	3.21		3.05	(2.54)	0.75	8.67	6.72

Less distributions:
Net investment income	(0.15)		—	—	(0.12)	(0.06)	—
Net realized gains	(1.69)		(4.39)	(0.08)	—	—	—

Net asset value, end of period	$33.66		$32.29	$33.63	$36.25	$35.62	$27.01

Total return (3)	9.97	%(6)	10.09%	(7.02)%	2.10%	32.17%	33.12%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$579,364		$647,939	$1,011,544	$1,552,587	$2,036,972	$1,808,213
Ratio of expenses to average net assets (4)	1.40	%(5)	1.40%	1.36%	1.35%	1.36%	1.39%
Ratio of net investment income/(loss) to average net assets	0.28	%(5)	0.40%	0.04%	(0.06)%	0.52%	0.07%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.45	%(5)	1.42%	1.36%	1.35%	1.36%	1.39%
Ratio of net investment income/(loss) to average net assets	0.23	%(5)	0.38%	0.04%	(0.06)%	0.52%	0.07%
Portfolio turnover rate	17.95	%(6)	35.56%	24.70%	42.72%	51.12%	25.87%
CLASS I (1)
Net asset value, beginning of period	$32.68		$33.97	$36.61	$35.94	$27.28	$20.44

Income from investment operations:
Net investment income/ (2)	0.09		0.20	0.11	0.07	0.24	0.08
Net realized and unrealized gain/(loss) on investments	3.20		2.97	(2.58)	0.79	8.58	6.76

Total from investment operations	3.29		3.17	(2.47)	0.86	8.82	6.84

Less distributions:
Net investment income	(0.22)		(0.07)	(0.09)	(0.19)	(0.16)	—
Net realized gains	(1.69)		(4.39)	(0.08)	—	—	—

Net asset value, end of period	$34.06		$32.68	$33.97	$36.61	$35.94	$27.28

Total return (3)	10.10	%(6)	10.39%	(6.80)%	2.36%	32.49%	33.46%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$372,245		$425,935	$615,835	$971,154	$939,482	$826,529
Ratio of expenses to average net assets (4)	1.15	%(5)	1.15%	1.11%	1.10%	1.11%	1.14%
Ratio of net investment income to average net assets	0.53	%(5)	0.65%	0.29%	0.19%	0.77%	0.32%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.20	%(5)	1.17%	1.11%	1.10%	1.11%	1.14%
Ratio of net investment income to average net assets	0.48	%(5)	0.63%	0.29%	0.19%	0.77%	0.32%
Portfolio turnover rate	17.95	%(6)	35.56%	24.70%	42.72%	51.12%	25.87%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.01%, 0.01%, 0.00% , 0.01%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2017 (Unaudited)		Year Ended September 30,
			2016	2015	2014	2013	2012
CLASS A (1)
Net asset value, beginning of period	$16.63		$15.21	$16.79	$16.73	$14.21	$11.36

Income from investment operations:
Net investment income (2)	0.15		0.28	0.24	0.17	0.23	0.21
Net realized and unrealized gain/(loss) on investments	2.14		2.11	(0.65)	0.68	2.96	3.14

Total from investment operations	2.29		2.39	(0.41)	0.85	3.19	3.35

Less distributions:
Net investment income	(0.15)		(0.33)	(0.26)	(0.22)	(0.28)	(0.20)
Net realized gains	(0.31)		(0.64)	(0.91)	(0.57)	(0.39)	(0.30)

Net asset value, end of period	$18.46		$16.63	$15.21	$16.79	$16.73	$14.21

Total return (3)	13.73	%(5)	16.40%	(2.93)%	4.90%	23.20%	29.90%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$24,342		$24,620	$39,190	$59,360	$83,061	$32,549
Ratio of expenses to average net assets (4)	1.29	%(6)	1.30%	1.31%	1.39%	1.39%	1.39%
Ratio of net investment income to average net assets	1.64	%(6)	1.81%	1.41%	0.96%	1.48%	1.53%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.49	%(6)	1.49%	1.46%	1.43%	1.48%	1.56%
Ratio of net investment income to average net assets	1.44	%(6)	1.62%	1.26%	0.92%	1.39%	1.36%
Portfolio turnover rate	12.80	%(5)	26.58%	26.59%	38.81%	27.19%	28.98%
CLASS I (1)
Net asset value, beginning of period	$16.65		$15.23	$16.81	$16.75	$14.22	$11.37

Income from investment operations:
Net investment income (2)	0.17		0.32	0.28	0.21	0.27	0.24
Net realized and unrealized gain/(loss) on investments	2.15		2.11	(0.65)	0.69	2.97	3.14

Total from investment operations	2.32		2.43	(0.37)	0.90	3.24	3.38

Less distributions:
Net investment income	(0.17)		(0.37)	(0.30)	(0.27)	(0.32)	(0.23)
Net realized gains	(0.31)		(0.64)	(0.91)	(0.57)	(0.39)	(0.30)

Net asset value, end of period	$18.49		$16.65	$15.23	$16.81	$16.75	$14.22

Total return (3)	13.91	%(5)	16.68%	(2.68)%	5.17%	23.53%	30.16%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$81,419		$75,811	$86,798	$92,769	$69,324	$31,495
Ratio of expenses to average net assets (4)	1.04	%(6)	1.05%	1.06%	1.14%	1.14%	1.14%
Ratio of net investment income to average net assets	1.89	%(6)	2.06%	1.66%	1.21%	1.73%	1.78%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.24	%(6)	1.24%	1.21%	1.18%	1.23%	1.31%
Ratio of net investment income to average net assets	1.69	%(6)	1.87%	1.51%	1.17%	1.64%	1.61%
Portfolio turnover rate	12.80	%(5)	26.58%	26.59%	38.81%	27.19%	28.98%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.01%, 0.00% , 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2017 (Unaudited)		Year Ended September 30,
			2016	2015	2014	2013	2012
CLASS A (1)
Net asset value, beginning of period	$13.48		$12.57	$15.22	$16.21	$12.12	$8.54

Income from investment operations:
Net investment income/(loss) (2)	0.07		0.02	0.01	0.04	0.08	(0.05)
Net realized and unrealized gain/(loss) on investments	1.63		1.35	(1.05)	0.97	4.18	3.63

Total from investment operations	1.70		1.37	(1.04)	1.01	4.26	3.58

Less distributions:
Net investment income	(0.02)		(0.02)	(0.03)	(0.02)	(0.03)	—
Net realized gains	(1.13)		(0.44)	(1.58)	(1.98)	(0.14)	—

Net asset value, end of period	$14.03		$13.48	$12.57	$15.22	$16.21	$12.12

Total return (3)	12.99	%(5)	11.28%	(7.42)%	5.88%	35.49%	41.92%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$45,680		$45,570	$86,689	$110,862	$106,054	$65,283
Ratio of expenses to average net assets (4)	1.39	%(6)	1.40%	1.39%	1.39%	1.39%	1.40%
Ratio of net investment income/(loss) to average net assets	1.09	%(6)	0.19%	0.04%	0.23%	0.58%	(0.45)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.48	%(6)	1.47%	1.43%	1.42%	1.43%	1.45%
Ratio of net investment income/(loss) to average net assets	1.00	%(6)	0.12%	0.00%	0.20%	0.54%	(0.50)%
Portfolio turnover rate	11.27	%(5)	36.78%	20.43%	43.10%	68.27%	51.11%
CLASS I (1)
Net asset value, beginning of period	$13.72		$12.80	$15.46	$16.43	$12.25	$8.62

Income from investment operations:
Net investment income/(loss) (2)	0.09		0.06	0.04	0.08	0.12	(0.02)
Net realized and unrealized gain/(loss) on investments	1.65		1.37	(1.06)	0.98	4.24	3.65

Total from investment operations	1.74		1.43	(1.02)	1.06	4.36	3.63

Less distributions:
Net investment income	(0.05)		(0.07)	(0.06)	(0.05)	(0.04)	—
Net realized gains	(1.13)		(0.44)	(1.58)	(1.98)	(0.14)	—

Net asset value, end of period	$14.28		$13.72	$12.80	$15.46	$16.43	$12.25

Total return (3)	13.09	%(5)	11.59%	(7.18)%	6.11%	35.93%	42.11%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$95,546		$104,638	$142,888	$186,039	$144,647	$118,712
Ratio of expenses to average net assets (4)	1.14	%(6)	1.15%	1.14%	1.14%	1.14%	1.15%
Ratio of net investment income/(loss) to average net assets	1.34	%(6)	0.44%	0.29%	0.48%	0.83%	(0.20)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.23	%(6)	1.22%	1.18%	1.17%	1.18%	1.20%
Ratio of net investment income/(loss) to average net assets	1.25	%(6)	0.37%	0.25%	0.45%	0.79%	(0.25)%
Portfolio turnover rate	11.27	%(5)	36.78%	20.43%	43.10%	68.27%	51.11%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.01%, 0.00% , 0.00%, 0.00%, and 0.01%, respectively. (see Note 3 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2017 (Unaudited)		Year Ended September 30,				October 3, 2011 (1) to September 30, 2012
			2016	2015	2014	2013
CLASS A (2)
Net asset value, beginning of period	$18.88		$17.03	$17.59	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income (3)	0.10		0.19	0.13	0.17	0.19	0.18
Net realized and unrealized gain/(loss) on investments	1.89		2.57	(0.17)	2.21	2.98	2.59

Total from investment operations	1.99		2.76	(0.04)	2.38	3.17	2.77

Less distributions:
Net investment income	(0.10)		(0.16)	(0.14)	(0.19)	(0.22)	(0.17)
Net realized gains	—		(0.71)	(0.38)	(0.15)	—	—
Return of capital	—		(0.04)	—	—	—	—

Net asset value, end of period	$20.77		$18.88	$17.03	$17.59	$15.55	$12.60

Total return (4)	10.52	%(6)	16.90%	(0.33)%	15.37%	25.41%	27.80	%(6)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$20,102		$20,661	$11,105	$11,243	$9,327	$5,721
Ratio of expenses to average net assets (5)	1.29	%(7)	1.29%	1.30%	1.39%	1.39%	1.41	%(7)
Ratio of net investment income to average net assets	0.96	%(7)	1.10%	0.70%	0.99%	1.31%	1.52	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.51	%(7)	1.52%	1.61%	1.59%	1.87%	2.83	%(7)
Ratio of net investment income to average net assets	0.74	%(7)	0.87%	0.39%	0.79%	0.83%	0.10	%(7)
Portfolio turnover rate	5.45	%(6)	49.27%	20.33%	13.32%	36.12%	13.74	%(6)
CLASS I (2)
Net asset value, beginning of period	$18.87		$17.03	$17.59	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.12		0.24	0.18	0.21	0.23	0.21
Net realized and unrealized gain/(loss) on investments	1.89		2.56	(0.17)	2.21	2.98	2.59

Total from investment operations	2.01		2.80	0.01	2.42	3.21	2.80

Less distributions:
Net investment income	(0.12)		(0.21)	(0.19)	(0.23)	(0.26)	(0.20)
Net realized gains	—		(0.71)	(0.38)	(0.15)	—	—
Return of capital	—		(0.04)	—	—	—	—

Net asset value, end of period	$20.76		$18.87	$17.03	$17.59	$15.55	$12.60

Total return (4)	10.66	%(6)	17.18%	(0.08)%	15.65%	25.71%	28.10	%(6)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$90,505		$69,290	$23,977	$19,511	$15,838	$3,381
Ratio of expenses to average net assets (5)	1.04	%(7)	1.04%	1.05%	1.14%	1.14%	1.16	%(7)
Ratio of net investment income to average net assets	1.21	%(7)	1.35%	0.95%	1.24%	1.56%	1.77	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.26	%(7)	1.27%	1.36%	1.34%	1.62%	2.58	%(7)
Ratio of net investment income/ to average net assets	0.99	%(7)	1.12%	0.64%	1.04%	1.08%	0.35	%(7)
Portfolio turnover rate	5.45	%(6)	49.27%	20.33%	13.32%	36.12%	13.74	%(6)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.00% , 0.00%, 0.00%, and 0.02%, respectively. (see Note 3 of the Notes to the Financial Statements).
(6)	Not Annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2017 (Unaudited)		Year Ended September 30,
			2016	2015	2014	2013	2012
CLASS A (1)
Net asset value, beginning of period	$15.75		$16.43	$18.27	$16.40	$12.77	$9.61

Income from investment operations:
Net investment income/(loss) (2)	0.04		0.02	0.11	0.02	0.05	0.01
Net realized and unrealized gain/(loss) on investments	1.26		1.76	(1.93)	1.87	3.62	3.15

Total from investment operations	1.30		1.78	(1.82)	1.89	3.67	3.16

Less distributions:
Net investment income	(0.06)		(0.08)	(0.02)	(0.02)	(0.04)	—
Net realized gains	(0.70)		(2.38)	—	—	—	—

Net asset value, end of period	$16.29		$15.75	$16.43	$18.27	$16.40	$12.77

Total return (3)	8.36	%(5)	12.21%	(9.96)%	11.52%	28.79%	32.88%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$19,159		$18,501	$52,171	$68,091	$65,187	$52,581
Ratio of expenses to average net assets (4)	1.39	%(6)	1.41%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income/(loss) to average net assets	0.44	%(6)	0.15%	0.60%	0.10%	0.34%	0.11%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.50	%(6)	1.52%	1.46%	1.43%	1.46%	1.47%
Ratio of net investment income/(loss) to average net assets	0.33	%(6)	0.04%	0.53%	0.06%	0.27%	0.03%
Portfolio turnover rate	61.29	%(5)	75.28%	55.91%	35.16%	46.16%	50.10%
CLASS I (1)
Net asset value, beginning of period	$15.88		$16.60	$18.45	$16.55	$12.89	$9.67

Income from investment operations:
Net investment income/(loss) (2)	0.06		0.06	0.16	0.07	0.09	0.04
Net realized and unrealized gain/(loss) on investments	1.28		1.77	(1.94)	1.88	3.65	3.18

Total from investment operations	1.34		1.83	(1.78)	1.95	3.74	3.22

Less distributions:
Net investment income	(0.11)		(0.17)	(0.07)	(0.05)	(0.08)	—
Net realized gains	(0.70)		(2.38)	—	—	—	—

Net asset value, end of period	$16.41		$15.88	$16.60	$18.45	$16.55	$12.89

Total return (3)	8.50	%(5)	12.45%	(9.70)%	11.78%	29.13%	33.30%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$41,624		$44,647	$46,708	$58,867	$46,754	$32,375
Ratio of expenses to average net assets (4)	1.14	%(6)	1.16%	1.14%	1.14%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets	0.69	%(6)	0.41%	0.85%	0.35%	0.59%	0.36%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.25	%(6)	1.27%	1.21%	1.18%	1.21%	1.22%
Ratio of net investment income/(loss) to average net assets	0.58	%(6)	0.30%	0.78%	0.31%	0.52%	0.28%
Portfolio turnover rate	61.29	%(5)	75.28%	55.91%	35.16%	46.16%	50.10%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.02%, 0.00% , 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2017

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. As of March 31, 2017 the Corporation consists of five series, KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), and KEELEY All Cap Value Fund (“KACVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The KEELEY Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, KEELEY Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMDVF and KACVF commenced operations on December 1, 2009, August 15, 2007, October 3, 2011 and June 14, 2006 respectively. One series of the Corporation, KEELEY Mid Cap Value Fund merged into KMDVF on January 27, 2016.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets (1) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or (2) lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or (3) lacking any current reported sales price as of the time of valuation on NASDAQ, at the mean between the most recent bid and asked quotations. Securities issued by a foreign issuer that are not traded on a securities exchange in the United States or in the over-the-counter market and quoted on

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

the NASDAQ National Market System are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the over-the-counter market on which the security is traded on the day valuation is made. Foreign securities that were not traded on the valuation date are valued at the last reported bid price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Short-term securities with remaining maturities of 61 days or more are valued at current market quotations as provided by an independent pricing service on the day of valuation. Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including repurchase agreements and demand notes) are valued at “amortized cost” on the day of valuation, which approximates fair value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley-Teton Advisors, LLC (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. KSCVF fair valued Media General, Inc. using methods approved by the Corporation’s Board of Directors as of March 31, 2017. No other securities were fair valued by the Funds as of March 31, 2017.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3		Total

Common Stocks*	$924,396,811	$	$1,447,985	**	$925,844,796
Investments Purchased with Proceeds from Securities Lending Collateral	2,356,119	—	—		2,356,119
Short Term Investments	11,134,658	—	—		11,134,658

Total Investments in Securities	$937,887,588	$	$1,447,985		$939,335,573

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$101,734,863	$—	$—		$101,734,863
Short Term Investments	2,747,338	—	—		2,747,338

Total Investments in Securities	$104,482,201	$—	$—		$104,482,201

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$138,559,029	$—	$—		$138,559,029
Short Term Investments	2,860,670	—	—		2,860,670

Total Investments in Securities	$141,419,699	$—	$—		$141,419,699

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$106,722,262	$—	$—		$106,722,262
Short Term Investments	3,579,975	—	—		3,579,975

Total Investments in Securities	$110,302,237	$—	$—		$110,302,237

Keeley All Cap Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$62,417,964	$—	$—		$62,417,964
Short Term Investments	2,163,179	—	—		2,163,179

Total Investments in Securities	$64,581,143	$—	$—		$64,581,143

*	See the Schedule of Investments for the investments detailed by industry classification.
**	Media General, Inc. – Included in KSCVF’s Media industry classification in the Schedule of Investments.

Transfers between levels are identified at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 at the end of the period March 31, 2017 for the Funds.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

Below is the roll forward which details the activity of securities in level 3 during the period ended March 31, 2017:

Keeley Small Cap Value Fund
Beginning Balance – September 30, 2016	$0
Purchases	384,512
Sales proceeds	0
Transfers into level 3	0
Transfers out of level 3	0
Realized gains/(losses), net	0
Change unrealized gains/(losses), net	1,063,473

Ending Balance – March 31, 2017	$1,447,985

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2016, or for any other tax years which are open for exam. As of September 30, 2016, open tax years include the tax years ended 2013 through 2016. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of March 31, 2017, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF and KACVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. For 2016, KSCVF, KSDVF, KSMVF and KACVF utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP. These reclassifications between capital

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs, equalization and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
KSCVF	$41,896	$(3,405,598)	$3,363,702
KSDVF	259,443	(378,640)	119,197
KSMVF	(340)	(763,100)	763,440
KMDVF	87,799	(14,263,959)	14,176,160
KACVF	3,630	(225,428)	221,798

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. This activity is subject to an agreement where U.S. Bank, N.A. acts as the Funds’ agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Pursuant to this agreement, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities Lending Income, net” on the Statement of Operations.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

Lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be on loan, the Funds or the borrower may request that a security on loan be returned at any time. If the Funds’ request that a specific security be returned, and the borrower fails to return such security, the Funds will be able to retain the borrower’s collateral.

As of March 31, 2017, KSCVF received cash collateral for the common stock out on loan of $2,356,119 which is available to offset the market value of KSCVF securities on loan of $2,323,786. The investment of this cash collateral into money market funds is presented in KSCVF’s Schedule of Investments as “Investments Purchased with Proceeds from Securities Lending Collateral”. KSDVF, KSMVF, KMDVF and KACVF did not have any securities on loan as of March 31, 2017 or during the period ended.

3.	INVESTMENT ADVISORY AGREEMENT

From October 1, 2016 to February 28, 2017, the Corporation, on behalf of each Fund, was a party to an investment advisory agreement (the “Prior Agreement”) with Keeley Asset Management Corp. (the “Prior Adviser”), with whom certain officers and directors of the Corporation were affiliated, to furnish investment advisory services to that Fund. Under the terms of the Prior Agreement, KSCVF paid the Prior Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; and KSDVF, KMDVF, KSMVF and KACVF each paid the Prior Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets.

The Prior Adviser had contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2018 (the “Prior Expense Cap Agreement”), such that total expenses, exclusive of

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

taxes, interest charges, dividend expenses incurred on securities that the Fund sold short, litigation expenses, other extraordinary expenses, deferred compensation expense, and brokerage commissions and other charges related to the purchase and sale of the Fund’s securities did not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.29%	1.04%
KSMVF	1.39%	1.14%
KMDVF	1.29%	1.04%
KACVF	1.39%	1.14%

Any reimbursements or fee waivers made by the Prior Adviser to a Fund were subject to repayment by the Fund, to the extent that the Fund was able to make the repayment within its Prior Expense Cap Agreement. Under the Prior Expense Cap Agreement, such recoupments had to be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Prior Adviser did not recoup any fees previously waived or reimbursed under the Prior Expense Cap Agreement over the period from October 1, 2016 to February 28, 2017 and will not recoup any such fees under the Prior Expense Cap Agreement going forward.

A special meeting of the shareholders of the Funds was held on February 15, 2017 (See Note 11) where a new investment advisory agreement (the “Agreement”), with the same terms as the Prior Agreement, was approved by a shareholder vote. From March 1, 2017 to March 31, 2017, the Corporation, on behalf of each Fund, was a party to the Agreement with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreement, KSCVF paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; and KSDVF, KMDVF, KSMVF and KACVF each paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets.

The Adviser contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2018 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, deferred compensation

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

expense, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.29%	1.04%
KSMVF	1.39%	1.14%
KMDVF	1.29%	1.04%
KACVF	1.39%	1.14%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement over the period from March 1, 2017 to March 31, 2017. The table below indicates the amount of fees that the Adviser may recoup:

Recovery Expiring on:
Fund	9/30/17	9/30/18	9/30/19
KSCVF	N/A	N/A	N/A
KSDVF	N/A	N/A	N/A
KSMVF	N/A	N/A	N/A
KMDVF	N/A	N/A	N/A
KACVF	N/A	N/A	N/A

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

From October 1, 2016 to February 28, 2017, the Corporation operated under a previously adopted Distribution Plan (the “Prior Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Prior Plan was designed to reimburse Keeley Investment Corp. (the “Prior Distributor”), with whom certain officers and directors of the Corporation were affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts could be carried forward and paid in a subsequent year, to the extent that total expenses under the Prior Plan did not exceed 0.25% of the average daily net assets of a Fund. Each Fund paid the Prior Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Prior Distributor’s and each dealer’s existing brokerage clients. The Prior Plan could be continued in effect from year to year if such continuance was approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

A special meeting of the shareholders of the Funds was held on February 15, 2017 (See Note 11) where a new Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, was approved by a Class A shareholder vote, and the Corporation began operating under the Plan on March 1, 2017. The Plan is designed to finance or assist in the financing of any activity primarily intended to result in the sale of Class A shares by G.distributors, LLC (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, and to permit the Corporation to compensate the Distributor and other dealers of its shares. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan can be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

For the period from October 1, 2016 to March 31, 2017, KSCVF – Class A expensed $777,425 in distribution fees, of which $12,288 was paid to the Prior Distributor and $2,498 was paid to the Distributor; KSDVF – Class A expensed $31,590 in distribution fees, of which $100 was paid to the Prior Distributor and $21 was paid to the Distributor; KSMVF – Class A expensed $56,113 in distribution fees, of which $827 was paid to the Prior Distributor and $179 was paid to the Distributor; KMDVF – Class A expensed $25,122 in distribution fees, of which $417 was paid to the Prior Distributor and $85 was paid to the Distributor; and KACVF – Class A expensed $23,325 in distribution fees, of which $152 was paid to the Prior Distributor and $34 was paid to the Distributor.

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. From October 1, 2016 to February 28, 2017, the Corporation retained the Prior Distributor to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. From March 1, 2017, the Corporation retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation paid the Prior Distributor and the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2016 to March 31, 2017, the Prior Distributor received $213,777, $21,901, $29,953, $20,212, and $13,413 from KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively, and the Adviser received

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

$40,810, $4,565, $6,039, $4,624, and $2,772 from KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2016 to March 31, 2017 were as follows:

	Other Investment Securities
Fund	Purchases	Sales
KSCVF	177,607,126	369,803,993
KSDVF	13,008,189	22,623,999
KSMVF	15,795,894	37,647,226
KMDVF	17,126,942	5,250,925
KACVF	38,460,894	41,952,470

The Funds did not engage in any transactions in U.S. Government Securities during the period from October 1, 2016 to March 31, 2017.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
Tax Cost of Investments	$895,071,006	$84,468,403	$114,232,625	$72,868,339	$55,570,834
Gross Unrealized Appreciation	$259,092,639	$22,014,732	$42,841,847	$19,772,347	$10,361,297
Gross Unrealized Depreciation	(56,448,908)	(4,180,427)	(6,681,775)	(2,578,759)	(2,540,294)
Net Unrealized Appreciation/ (Depreciation) on Investments	$202,643,731	$17,834,305	$36,160,072	$17,193,588	$7,821,003

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were originally transferred in-kind for KSDVF.

At September 30, 2016, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had net Post-October realized capital losses of $0, $499,900, $0, $3,079,221 and $0 respectively, and late year ordinary losses of $0, $0, $0, $0 and $0 respectively, from transactions between November 1, 2015 and September 30, 2016.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

At September 30, 2016, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2017	2018	Indefinite ST	Indefinite LT
KSCVF	—	—	—	—
KSDVF	—	—	—	—
KSMVF	—	—	—	—
KMDVF	(14,252,413)	—	—	—
KACVF	—	—	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The tax character of distributions paid during the fiscal years ended September 30, 2016 and 2015 were as follows:

	Ordinary Income		Long-term Capital Gains		Return of Capital
Fund	2016	2015	2016	2015	2016	2015
KSCVF	$1,204,971	$2,413,851	$186,064,651	$5,423,705	—	—
KSDVF	$2,143,473	$2,428,892	$5,170,259	$8,000,297	—	—
KSMVF	$883,288	$2,372,947	$7,252,099	$27,844,041	—	—
KMDVF	$862,794	$455,109	$1,454,214	$516,112	$154,941	—
KACVF	$907,514	$291,574	$13,328,719	—	—	—

As of September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
Accumulated Capital and Other Gains/ (Losses)	$(309,983)	$(512,081)	$(43,419)	$(17,334,565)	$(11,610)
Undistributed Ordinary Income	5,655,157	—	386,727	—	162,789
Undistributed Long-Term Gain	49,096,014	1,716,392	8,992,750	—	1,852,648
Unrealized Appreciation/ (Deprecation) on Investments	$202,643,731	$17,834,305	$36,160,072	$17,193,588	$7,821,003

Total Accumulated Gains/ (Loss)	$257,084,919	$19,038,616	$45,496,130	$(140,977)	$9,824,830

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

7.	OFFERING PRICE PER SHARE

From October 1, 2016 to February 28, 2017, the Prior Distributor retained the entire sales charge when it made sales directly to the public. Otherwise, when sales were made through dealers, the Prior Distributor received a portion of the related sales charge. For the period from October 1, 2016 to February 28, 2017, the Prior Distributor earned $7,676, $1,034, $12,535, $2,810 and $258 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from March 1, 2017 to March 31, 2017, the Distributor earned $1,177, $354, $711, $1,843 and $145 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.	LINE OF CREDIT ARRANGEMENTS

The Corporation is a party to a $150 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., expiring February 25, 2018. The Funds may borrow up to the lesser of (a) $150 million in aggregate or (b) 10% of the net assets of the borrowing Fund. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under this agreement from time to time to increase the efficiency of cash flow management. For the period from October 1, 2016 to March 31, 2017, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had average daily borrowings of $69,077, $0, $18,874, $0, and $0 respectively, with an average borrowing rate of 3.67%. For the period from October 1, 2016 to March 31, 2017, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had a maximum daily borrowing of $3,143,000, $0, $3,435,000, $0, and $0 respectively. The Funds had no outstanding borrowings at March 31, 2017.

9.	OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2017, affiliates of the Funds beneficially owned shares of the following Funds as set forth below:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
	CLASS I	CLASS I	CLASS I	CLASS I	CLASS I
Shares	629,983	1,873,166	1,466,116	962,339	1,769,120

Percent of total outstanding shares	5.76%	42.53%	21.92%	22.08%	69.76%

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

10.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included in Directors’ fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities.

11.	RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

February 15, 2017 Meeting

A special meeting of the shareholders of the Funds was held on February 15, 2017. The matters voted on by the shareholders of the Funds and results of the votes at the shareholder meeting were as follows:

Proposal 1:

To approve a new investment advisory agreement between the Corporation, on behalf of each Fund, and the Adviser.

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
For	KSCVF	12,424,760	95.6%	71.8%
Against	KSCVF	226,850	1.8%	1.3%
Abstain	KSCVF	341,040	2.6%	2.0%
For	KSDVF	3,963,131	98.3%	86.0%
Against	KSDVF	29,280	0.7%	0.6%
Abstain	KSDVF	40,064	1.0%	0.9%
For	KSMVF	5,318,083	97.2%	80.5%
Against	KSMVF	73,319	1.3%	1.1%
Abstain	KSMVF	82,469	1.5%	1.3%
For	KMDVF	4,094,905	99.2%	93.3%
Against	KMDVF	17,976	0.4%	0.4%
Abstain	KMDVF	17,399	0.4%	0.4%
For	KACVF	2,924,261	99.1%	94.3%
Against	KACVF	14,761	0.5%	0.5%
Abstain	KACVF	11,482	0.4%	0.4%

Proposal passed

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

Proposal 2:

To approve a new plan of distribution, pursuant to Rule 12b-1 under the Investment Company Act of 1940, for Class A Shares of each Fund.

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
For	KSCVF	6,916,584	91.5%	67.7%
Against	KSCVF	232,584	3.1%	2.3%
Abstain	KSCVF	411,577	5.4%	4.0%
For	KSDVF	610,850	91.5%	77.8%
Against	KSDVF	28,366	4.2%	3.6%
Abstain	KSDVF	28,589	4.3%	3.6%
For	KSMVF	1,362,839	95.1%	76.7%
Against	KSMVF	32,242	2.2%	1.8%
Abstain	KSMVF	38,903	2.7%	2.2%
For	KMDVF	439,089	93.3%	68.0%
Against	KMDVF	15,111	3.2%	2.3%
Abstain	KMDVF	16,431	3.5%	2.5%
For	KACVF	458,967	94.1%	73.5%
Against	KACVF	15,973	3.3%	2.6%
Abstain	KACVF	12,474	2.6%	2.0%

Proposal passed

Proposal 3:

To elect director nominees to the Board of Directors of the Corporation.

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
Laura D. Alter – For	KSCVF	16,335,709	94.4%	94.4%
Laura D. Alter – Abstain	KSCVF	973,448	5.6%	5.6%
Anthony S. Colavita – For	KSCVF	16,326,699	94.3%	94.3%
Anthony S. Colavita – Abstain	KSCVF	982,458	5.7%	5.7%
James P. Conn – For	KSCVF	16,292,473	94.1%	94.1%
James P. Conn – Abstain	KSCVF	1,016,684	5.9%	5.9%
Nicholas F. Gallucio – For	KSCVF	16,328,698	94.3%	94.3%
Nicholas F. Gallucio – Abstain	KSCVF	980,459	5.7%	5.7%
Kevin M. Keeley – For	KSCVF	16,331,861	94.4%	94.3%
Kevin M. Keeley – Abstain	KSCVF	977,297	5.6%	5.7%
Jerome J. Klingenberger – For	KSCVF	16,323,084	94.3%	94.3%
Jerome J. Klingenberger – Abstain	KSCVF	986,073	5.7%	5.7%
Sean Lowry – For	KSCVF	16,318,344	94.3%	94.3%
Sean Lowry – Abstain	KSCVF	990,813	5.7%	5.7%
Michael J. Melarkey – For	KSCVF	16,321,859	94.3%	94.3%
Michael J. Melarkey – Abstain	KSCVF	987,299	5.7%	5.7%
Kuni Nakamura – For	KSCVF	16,334,138	94.4%	94.4%
Kuni Nakamura – Abstain	KSCVF	975,019	5.6%	5.6%

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
Laura D. Alter – For	KSDVF	4,552,743	98.8%	98.8%
Laura D. Alter – Abstain	KSDVF	55,860	1.2%	1.2%
Anthony S. Colavita – For	KSDVF	4,560,496	99.0%	99.0%
Anthony S. Colavita – Abstain	KSDVF	48,107	1.0%	1.0%
James P. Conn – For	KSDVF	4,533,013	98.4%	98.4%
James P. Conn – Abstain	KSDVF	75,590	1.6%	1.6%
Nicholas F. Gallucio – For	KSDVF	4,559,718	98.9%	98.9%
Nicholas F. Gallucio – Abstain	KSDVF	48,885	1.1%	1.1%
Kevin M. Keeley – For	KSDVF	4,559,559	98.9%	98.9%
Kevin M. Keeley – Abstain	KSDVF	49,044	1.1%	1.1%
Jerome J. Klingenberger – For	KSDVF	4,564,204	99.0%	99.0%
Jerome J. Klingenberger – Abstain	KSDVF	44,399	1.0%	1.0%
Sean Lowry – For	KSDVF	4,560,933	99.0%	99.0%
Sean Lowry – Abstain	KSDVF	47,670	1.0%	1.0%
Michael J. Melarkey – For	KSDVF	4,553,768	98.8%	98.8%
Michael J. Melarkey – Abstain	KSDVF	54,835	1.2%	1.2%
Kuni Nakamura – For	KSDVF	4,549,913	98.7%	98.7%
Kuni Nakamura – Abstain	KSDVF	58,690	1.3%	1.3%
Laura D. Alter – For	KSMVF	6,463,532	97.9%	97.9%
Laura D. Alter – Abstain	KSMVF	141,151	2.1%	2.1%
Anthony S. Colavita – For	KSMVF	6,451,824	97.7%	97.7%
Anthony S. Colavita – Abstain	KSMVF	152,859	2.3%	2.3%
James P. Conn – For	KSMVF	6,397,472	96.9%	96.9%
James P. Conn – Abstain	KSMVF	207,211	3.1%	3.1%
Nicholas F. Gallucio – For	KSMVF	6,453,182	97.7%	97.7%
Nicholas F. Gallucio – Abstain	KSMVF	151,501	2.3%	2.3%
Kevin M. Keeley – For	KSMVF	6,450,024	97.7%	97.7%
Kevin M. Keeley – Abstain	KSMVF	154,659	2.3%	2.3%
Jerome J. Klingenberger – For	KSMVF	6,453,182	97.7%	97.7%
Jerome J. Klingenberger – Abstain	KSMVF	151,501	2.3%	2.3%
Sean Lowry – For	KSMVF	6,452,349	97.7%	97.7%
Sean Lowry – Abstain	KSMVF	152,334	2.3%	2.3%
Michael J. Melarkey – For	KSMVF	6,440,954	97.5%	97.5%
Michael J. Melarkey – Abstain	KSMVF	163,729	2.5%	2.5%
Kuni Nakamura – For	KSMVF	6,458,980	97.8%	97.8%
Kuni Nakamura – Abstain	KSMVF	145,703	2.2%	2.2%
Laura D. Alter – For	KMDVF	4,380,598	99.9%	99.9%
Laura D. Alter – Abstain	KMDVF	6,487	0.1%	0.1%
Anthony S. Colavita – For	KMDVF	4,380,598	99.9%	99.9%
Anthony S. Colavita – Abstain	KMDVF	6,487	0.1%	0.1%
James P. Conn – For	KMDVF	4,380,598	99.9%	99.9%
James P. Conn – Abstain	KMDVF	6,487	0.1%	0.1%
Nicholas F. Gallucio – For	KMDVF	4,380,290	99.8%	99.9%
Nicholas F. Gallucio – Abstain	KMDVF	6,795	0.2%	0.1%
Kevin M. Keeley – For	KMDVF	4,381,572	99.9%	99.9%
Kevin M. Keeley – Abstain	KMDVF	5,512	0.1%	0.1%
Jerome J. Klingenberger – For	KMDVF	4,381,880	99.9%	99.9%
Jerome J. Klingenberger – Abstain	KMDVF	5,204	0.1%	0.1%

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2017

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
Sean Lowry – For	KMDVF	4,381,880	99.9%	99.9%
Sean Lowry – Abstain	KMDVF	5,204	0.1%	0.1%
Michael J. Melarkey – For	KMDVF	4,380,290	99.8%	99.9%
Michael J. Melarkey – Abstain	KMDVF	6,795	0.2%	0.1%
Kuni Nakamura – For	KMDVF	4,380,290	99.8%	99.9%
Kuni Nakamura – Abstain	KMDVF	6,795	0.2%	0.1%
Laura D. Alter – For	KACVF	3,067,544	98.9%	98.9%
Laura D. Alter – Abstain	KACVF	34,173	1.1%	1.1%
Anthony S. Colavita – For	KACVF	3,063,234	98.8%	98.8%
Anthony S. Colavita – Abstain	KACVF	38,483	1.2%	1.2%
James P. Conn – For	KACVF	3,064,989	98.8%	98.8%
James P. Conn – Abstain	KACVF	36,728	1.2%	1.2%
Nicholas F. Gallucio – For	KACVF	3,063,234	98.8%	98.8%
Nicholas F. Gallucio – Abstain	KACVF	38,483	1.2%	1.2%
Kevin M. Keeley – For	KACVF	3,065,789	98.8%	98.8%
Kevin M. Keeley – Abstain	KACVF	35,928	1.2%	1.2%
Jerome J. Klingenberger – For	KACVF	3,067,544	98.9%	98.9%
Jerome J. Klingenberger – Abstain	KACVF	34,173	1.1%	1.1%
Sean Lowry – For	KACVF	3,067,544	98.9%	98.9%
Sean Lowry – Abstain	KACVF	34,173	1.1%	1.1%
Michael J. Melarkey – For	KACVF	3,064,989	98.8%	98.8%
Michael J. Melarkey – Abstain	KACVF	36,728	1.2%	1.2%
Kuni Nakamura – For	KACVF	3,064,989	98.8%	98.8%
Kuni Nakamura – Abstain	KACVF	36,728	1.2%	1.2%

Proposal passed

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Keeley Small Cap Value Fund

Keeley Small Cap Dividend Value Fund

Keeley Small-Mid Cap Value Fund

Keeley Mid Cap Dividend Value Fund

Keeley All Cap Value Fund

At a meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”) held on November 21, 2016, the Directors, including all of the Directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”) voting separately thereof, unanimously approved the continuation through November 30, 2017 of the investment advisory agreement (the “Agreement”) between the Corporation and Keeley Asset Management Corp. (the “Adviser”), with respect to the Keeley Small Cap Value Fund (“KSCVF”), the Keeley Small Cap Dividend Value Fund (“KSDVF”), the Keeley Small-Mid Cap Value Fund (“KSMVF”), the Keeley Mid Cap Dividend Value Fund (“KMDVF”), and the Keeley All Cap Value Fund “(KACVF”), each a series of the Corporation (each, a “Fund,” and collectively, the “Funds”).

The Board’s Independent Directors were assisted in their review by independent legal counsel, and they met with such counsel on multiple occasions separately from representatives of the Adviser. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to approve the Agreement, including among other things, the nature, extent and quality of the services proposed to be provided by the Adviser, the anticipated profitability (including any fall-out benefits) from the Adviser’s relationships with the Funds, any economies of scale, the role played by the Independent Directors and information on comparative fees and performance. The Board also considered the written responses and associated information that the Adviser had produced in response to the due diligence request for information that counsel to the Independent Directors had submitted to the Adviser prior to the meeting on behalf of the Independent Directors. That information included a Fund-by-Fund analysis of the Adviser’s profitability, accompanied by the Adviser’s explanation of the methodology it had used to calculate such profitability, and comparative information about the fees the Adviser charges to its institutional accounts in the same asset class as the corresponding Fund as well as competitor funds. The Board also received materials on comparative performance, expenses and fund information from Lipper, Inc. (“Lipper”), an independent provider of mutual fund data, for each of the Funds.

During their deliberations, the Board and the Independent Directors extensively reviewed all of the materials and met at special meetings held on September 13, 2016 and October 13, 2016 to discuss all of these materials among themselves and with their independent legal counsel. At those meetings, the Board also had the opportunity to ask questions of, and request additional information from, the Adviser.

The Board members considered all factors they believed to be relevant when considering the renewal of the Agreement, including, among other things: (i) the nature, quality and extent of the services provided by the Adviser; (ii) the profitability realized by the Adviser from its relationship with the Funds (including any possible fall-out benefits that the Adviser receives from advising the Funds); (iii) the extent to which the Adviser realizes economies of scale as the Funds grow; (iv) the role played by the Independent Directors; (v) the investment performance of the Funds and the Adviser; and (vi) information on comparative fees and expenses. The Board then discussed each of those factors in detail.

Nature, Quality and Extent of Services Provided

The Board considered materials that the Adviser supplied in response to the 15(c) request that described the nature, quality and extent of the services that the Adviser provides to the Funds. During each regularly scheduled Board meeting, the Directors examine the overall services that the Adviser provides to the Funds, including its personnel dedicated to providing that service, its performance in providing that service, its compliance with all laws and the availability of its personnel to provide information to the Board.

The Board reviewed organizational charts and the Adviser’s staffing, noting that the resources and headcount devoted to serving the Funds have remained generally consistent year over year. The Board also considered management’s representations that the Adviser has not experienced any material reduction in performance or hindrance in providing services to the Funds during the past year, and that there have been no material changes to the systems or procedures involved in making investment decisions for the Funds.

The Board also considered information from the Adviser and previous discussions with its representatives concerning the financial performance of the Adviser. Information that the Board considered included consolidated, unaudited year-to-date and month-to-date financial statements of the Adviser, its parent company and its affiliates. The Board then considered the Adviser’s ability to retain portfolio managers, investment analysts and other skilled executive level employees.

The Board also reviewed the Adviser’s responses to questions regarding its compliance program and related matters, which included: (i) a description of the Adviser’s policies to monitor compliance with the Funds’ investment objectives and restrictions; (ii) assessments of the efficacy of the Adviser’s risk identification policies and procedures; (iii) discussion of its business continuity and disaster recovery plans; and (iv) an overview of recent enhancements to its cybersecurity defenses and computer infrastructure.

After its discussion, the Board decided that the nature, quality and extent of the services provided by the Adviser were acceptable.

Management Profitability

The Board considered the Adviser’s profitability, which included consideration of information on its pre-tax profitability over the past five years, as well as net income before and after payment of expenses related to the Funds. The Board also considered its review of the consolidated financial statements of the Adviser, its parent company and its affiliates, as well as management’s prior explanation that although revenue (and consequently profitability) had declined in the past year. The Board also recapped the methodology by which the Adviser had calculated its profitability, which was consistent with the methodology employed in preparing previous profitability analyses for the Board.

Fall-Out Benefits

The Board considered the possible fall-out benefits that the Adviser and its affiliates receive for serving the Funds, including management’s assertion that, following the wind-down of KIC’s trade execution services at the end of 2015, the Adviser no longer accrues potential ancillary benefits beyond those relating to soft dollars, the 12b-1 Plan and the Shareholder Servicing Plan.

The Board also noted its prior deliberations on the Adviser’s policy regarding the use of soft dollars, including its review of KAMCO’s quarterly reports provided at each Board meeting, which contains (i) a description of the services that KAMCO receives for those soft dollar commissions, (ii) information on the ratio of the amount of commissions paid versus the value of the soft dollar services received, and (iii) explanations on how those services inure to the benefit of the Funds and their shareholders.

In addition, the Board recapped its review of the expenses incurred by each Fund through the Shareholder Servicing Plan over the past three fiscal years, as well as management’s view that the Funds’ shareholder servicing program and 12b-1 Plan remain effective. After that discussion, the Board concluded that neither the Adviser nor any of its affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Agreement with the Adviser.

Economies of Scale

The Board noted the advisory fees for each of the Funds and the current breakpoints in place. The Board also considered the Expense Waiver and Reimbursement Agreement in place for the Funds, pursuant to which the Adviser absorbs expenses for each Fund above specified expense caps. The Board took note of management’s proposal to extend the term of that agreement for another year, through January 31, 2018.

Investment Performance; Fees and Expenses

The Directors summarized the discussions that they had undertaken at the 15(c) Meetings on the performance of the Funds and the fees charged to the Funds, noting that the information they received included management’s responses to the 15(c) request, as well as comparative peer group information on performance, fees and expenses for each Fund supplied by Lipper, an independent third-party provider of mutual fund data. The Lipper data provided to the Board included (i) a comparison of each Fund’s contractual management fee, actual management fees and total expenses during the past year against the fees charged by a group of similar peer funds (for each Fund, its “Expense Peer Group”) for the 1-year period ended August 31, 2016; and (ii) a comparison of each Fund’s performance returns for the 1-, 3-, 5- and 10-year periods (as available depending on a Fund’s longevity) ended August 31, 2016 against the returns of a benchmark index and from a group of peer funds (for each Fund, its “Performance Universe”).

The Board considered its previous reviews of the information from the Adviser and Lipper, including certain statements from the Adviser explaining the circumstances of those Funds whose returns lagged their Performance Universe median or benchmark index, and/or whose expenses exceeded their Expense Peer Group median. The Board also considered its prior review of a comparison of the advisory fees that the Adviser charges to each Fund with fees that it charges to institutional clients in the same asset class, including the reasons behind any differences in those fees. The Board observed in particular that the Funds, as 1940 Act-registered investment products, require the Adviser to provide a variety of additional services that its institutional accounts do not require, such as staffing to monitor daily liquidity requirements, outside service providers and compliance with additional investment restrictions and Sarbanes-Oxley regulations. Following that discussion, the Board decided that the fees for each Fund were acceptable in light of the services that the Adviser provides.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Keeley Small Cap Value Fund

Keeley Small Cap Dividend Value Fund

Keeley Small-Mid Cap Value Fund

Keeley Mid Cap Dividend Value Fund

Keeley All Cap Value Fund

At a special meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”) held on December 8, 2016, the Directors, including all of the Directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”) voting separately thereof, unanimously approved (subject to approval by the Corporation’s shareholders) through November 30, 2019, an investment advisory agreement (the “Agreement”) between the Corporation and Keeley-Teton Advisors, LLC (the “New Adviser”), a newly formed subsidiary of Teton Advisors, Inc. (“Teton”), with respect to the Keeley Small Cap Value Fund (“KSCVF”), the Keeley Small Cap Dividend Value Fund (“KSDVF”), the Keeley Small-Mid Cap Value Fund (“KSMVF”), the Keeley Mid Cap Dividend Value Fund (“KMDVF”), and the Keeley All Cap Value Fund “(KACVF”), each a series of the Corporation (each, a “Fund,” and collectively, the “Funds”). The Agreement had substantially the same terms as the Corporation’s prior agreement with Keeley Asset Management Corp. (the “Adviser”).

The Board noted that it was considering the Agreement because the previous investment advisory agreement between the Corporation and the Adviser would become subject to an assignment and automatic termination because the Adviser had entered into an agreement to transfer the provision of investment advisory services for the Funds to the New Adviser (the “Transaction”).

The Board’s Independent Directors were assisted in their review by independent legal counsel, and they met with such counsel separately from representatives of the Adviser. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to approve the Agreement, including among other things: (i) the nature, quality and extent of the services provided by the New Adviser; (ii) the profitability realized by the New Adviser from its relationship with the Funds (including any possible fall-out benefits that the Adviser receives from advising the Funds); (iii) the extent to which the New Adviser realizes economies of scale as the Funds grow; (iv) the role played by the Independent Directors; (v) the investment performance of the Funds and the New Adviser; and (vi) information on comparative fees and expenses.

The Board then engaged in an extensive discussion regarding whether to approve the Agreement with the New Adviser and whether to submit it to a vote of shareholders. As part of its consideration of the Agreement, the Board noted that it had requested, and the Adviser, Keeley-Teton and Teton (collectively, the “Transaction Parties”), as applicable, had supplied for the Board’s consideration in advance of those meetings, detailed materials and information, including information about the Transaction and the resulting change in operations from the Adviser to Keeley-Teton. Moreover, the Board met separately (i) on November 17, 2016 with representatives of Teton and (ii) on November 21, 2016 with representatives of the Adviser to discuss the nature and terms of the Transaction, including its anticipated impact on the operations of the Funds. The Board considered that, at those meetings, it had received a detailed presentation from the Transaction Parties about the plans for the management of the Funds. During those meetings, the Board had the opportunity to ask additional questions about the Transaction as it related to the ongoing operations of the Funds. Representatives of the Transaction Parties had responded to those questions, and discussed, among other things, the strategic rationale for the Transaction and Keeley-Teton’s general plans and intentions regarding the Funds.

In considering whether to approve the Agreement, the Board also reviewed various materials, including: (i) a copy of the Agreement; (ii) information describing the nature, quality and extent of the services that Keeley-Teton expects to provide to the Funds; (iii) information concerning the financial condition, businesses, operations and compliance programs of Teton and Keeley-Teton; and (iv) a copy of Teton’s current Form ADV. In addition, the Board noted that it recently had considered the advisory fees, expenses and performance of the Funds as part of its annual consideration of the current agreement at a meeting in November, and that the same investment teams are proposed to manage the Funds in the same structure as is currently used.

The Board, including the Independent Directors, then evaluated the terms of the Agreement. In so doing, the Board considered all factors it believed to be relevant, including: (i) that the fees proposed to be charged to each Fund under the Agreement will remain the same; (ii) no material changes are currently contemplated in the operation of the Funds; (iii) the portfolio managers of the Funds would not change; (iv) that all of the key investment advisory personnel of the Adviser who currently assist in the management of the Funds are expected to continue on as employees of Keeley-Teton after the Transaction, if they so choose; (v) the Adviser’s presentation on the potential benefits of the Transaction to the Funds; (vi) that Keeley-Teton has proposed to extend the terms of the current amended and restated expense cap reimbursement agreement for another two-year period following the close of the Transaction; (vii) that the various other terms and conditions of the Agreement are materially identical to the current agreement. The Board also noted that: (i) the Adviser had agreed to pay all expenses of the Funds in connection with the proxy solicitation to shareholders, (ii) the Funds will bear no costs in seeking shareholder approval of the Agreement, and (iii) Keeley-Teton has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the close of the Transaction.

The Board then reviewed specific factors in its deliberations, as set forth below.

Nature, Extent and Quality of Services to be Provided to the Funds

The Board considered the nature, extent, and quality of services that Keeley-Teton expects to provide to each Fund. In connection with the advisory services to be provided to each Fund, the Board noted the significant responsibilities of the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; and oversight of general portfolio compliance with relevant law. The Board noted that Keeley-Teton was a new investment adviser with no history; however, it considered that Keeley-Teton would be staffed by current employees of both Teton and the Adviser. The Board then considered Teton’s experience, resources, strengths and prior performance as an investment adviser, including its performance, compliance program and the availability of its personnel to provide information and other services. The Board also noted Keeley-Teton’s procedures to manage potential conflicts of interest and its belief that management of the Funds and other funds and accounts managed by Teton would not present a material conflict of interest.

The Board also considered Keeley-Teton’s personnel and the extent to which they possess the experience to provide competent investment management services to the Funds. The Board noted that the Transaction Parties had emphasized that: (i) they expected that the nature, extent or quality of services that the Funds and their shareholders receive should not materially change because of the Transaction; and (ii) they do not contemplate any material changes in the key investment advisory personnel who oversee the Funds. The Board also considered the financial condition of Teton and Keeley-Teton, and considered information from Teton discussing the Transaction and the financial benefits that the Transaction could provide to Keeley-Teton.

In particular, the Board took into account management’s representation that no material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management or other shareholder services. The Board reviewed the capabilities, resources, and personnel of Keeley-Teton necessary to continue to provide the investment management services currently provided to each Fund, and the transition and integration plans to move management of the Funds to Keeley-Teton.

Based on its consideration and review of the foregoing information, the Board determined that the Funds would likely benefit from the nature, quality and extent of such services to be provided by Keeley-Teton, as well as Keeley-Teton’s ability to render such services based on its experience, personnel, operations and resources.

Investment Performance of the Funds and Keeley-Teton

The Board noted that it recently had considered the investment performance of the Funds and was advised that the same portfolio management team at the Adviser would continue to manage the Funds at Keeley-Teton following the Transaction.

The Board considered that the Transaction should not adversely affect the Funds’ investment performance, as Keeley-Teton does not anticipate that the Funds’ expenses will increase or that their investment styles will materially change. The Board also concluded that Teton’s experience in managing mutual funds – in particular small-cap and mid-cap equity funds – along with Keeley-Teton’s desire to retain the Adviser’s key investment advisory personnel, demonstrated that Keeley-Teton has the ability to successfully manage the Funds.

Comparative Fees to be Charged to the Funds

Because the Agreement’s fee structure was proposed to be identical to that of the Current Agreement, and also because the Board recently had examined the Funds’ current fees as compared to the contractual advisory fees of other open-end management investment companies having similar investment objectives and strategies (the “Peer Group”), the Board did not re-examine Peer Groups. Noting that Keeley-Teton did not manage any other 1940 Act products, the Board nevertheless considered and compared the fees of the Funds with the fees of funds managed by Teton and/or its affiliates.

The Board noted that, in connection with its annual review of the current agreement with the Funds pursuant to Section 15(c) of the 1940 Act, the Directors recently had considered the appropriateness of the advisory fees and expense ratios of the Funds compared to the advisory fees and net expense ratios of the funds in each Fund’s Peer Group. The Board also recently received information regarding the costs, including operational costs, to be borne by Keeley-Teton, in connection with serving as adviser to each Fund, as well as information on the expected profitability of Keeley-Teton. The Board also noted Keeley-Teton’s agreement to waive its advisory fees and assume certain expenses under an expense cap arrangement similar to that currently in place for the Funds with the Adviser, such that the Transaction would not alter the Funds’ expense caps for two years following the close of the Transaction.

The Board also noted that Keeley-Teton has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the close of the Transaction.

After considering all of this information, the Board concluded that the level of fees to be paid to Keeley-Teton with respect to each Fund is fair and reasonable.

Management Profitability, Economies of Scale and Fall-Out Benefits

The Board considered Keeley-Teton’s projected profitability from managing the Funds, the extent to which economies of scale would be realized as each Fund grows, and whether fee levels would reflect such economies of scale.

The Board noted that it had discussed with Teton representatives the expected costs to be incurred by Keeley-Teton in rendering services to the Funds, and the projected profitability of Keeley-Teton in serving as the Funds’ investment adviser. The Board acknowledged Keeley-Teton’s willingness to waive fees under a new expense cap agreement to cap the costs paid by the applicable Funds’ shareholders, and the effect of such commitment on Keeley-Teton’s expected profitability. The Board also observed that each Fund’s management fee has breakpoints that lower a Fund’s expenses as its assets increase. The Board concluded that the expected profitability of Keeley-Teton was reasonable in relation to the performance and asset sizes of the Funds.

The Board also considered that Keeley-Teton may experience reputational and other “fall-out” benefits based on the success of the Funds.

KEELEY Funds Directors and Officers

Independent Directors*

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside Fund Complex
Laura D. Alter 1960	Director	Since 2014	Retired since 2010; previously, Managing Director and, Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	5	None
Anthony S. Colavita (1) 1961	Director	Since 2017	Attorney, Anthony S. Colavita, P.C. (1988-present).	9	None
James P. Conn 1938	Director	Since 2017	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	27	None
Jerome J. Klingenberger 1955	Director	Since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	5	None
Sean Lowry 1953	Director	Since 1999	Retired since 2015; formerly, Executive Vice President, Pacor Mortgage Corp. (1992-2015)	5	None
Michael J. Melarkey 1949	Director	Since 2017	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	14	Southwest Gas Corporation (natural gas utility)
Kuni Nakamura 1968	Director	Since 2017	President (since 1990) of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	24	None

KEELEY Funds Directors and Officers (Continued)

Interested Directors and Officers

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside Fund Complex
Nicholas Galluccio (2) 1950	Co- Chairman and Director	Co-Chairman and Director since 2017	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008); Group Managing Director U.S. Equities (2004-2008), Managing Director U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW).	5	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies
Kevin M. Keeley (3) 1967	Co- Chairman, Director and President	Co-Chairman and Director since 2017; President since 2015	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015-2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015).	5	Director, Keeley Family Foundation

KEELEY Funds Directors and Officers (Continued)

Officers

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Kevin Chin 1965	Vice President	Since 2015	Chief Investment Officer and Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Chief Investment Officer of Keeley Asset Management Corp. (2015-2017); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (2013-2017); previously, Senior Vice President, Portfolio Manager of Cramer Rosenthal McGlynn (1989-2012).
Robert Kurinsky 1972	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007; Secretary since 2006; Chief Legal Officer since 2008	President and Chief Operating Officer of Keeley-Teton Advisors, LLC (since 2017); Treasurer and Secretary of Joley Corp.; Treasurer and Secretary of Keeley Holdings, Inc.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.
Deanna Marotz 1965	Chief Compliance Officer	Since 2015	Chief Compliance Officer of Keeley-Teton Advisors, LLC (since 2017); Chief Compliance Officer of Keeley Asset Management Corp. (2015-2017); Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2008-2015).
David M. Goldman 1973	Assistant Secretary	Since 2017	Secretary of Keeley-Teton Advisors, LLC (since 2017); Chief Compliance Officer and General Counsel of Teton Advisors, Inc. (since 2011); Vice President, Corporate Development and General Counsel of Gabelli Funds, LLC (since 2011)
*	The business address of the Directors and officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.
(1)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Fund Complex.
(2)	Nicholas Galluccio is considered an interested person of the Company because of his position as President and Chief Executive Officer of Teton.
(3)	Kevin M, Keeley is considered an interested person of the Company because of his position as Executive Chairman of Keeley-Teton.
(4)	Each Director serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

G. distributors, LLC is the Distributor and Keeley-Teton Advisors, LLC is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 1-888-933-5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2016 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2016 and June 30, 2016 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

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Investment Adviser

KEELEY-TETON ADVISORS, LLC

Chicago, Illinois

Distributor

G. DISTRIBUTORS, LLC

Rye, New York

800-422-2274

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

Paul Hastings LLP

New York, New York

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable for semi-annual reporting.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer
Date 5/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer
Date 5/30/2017

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Principal Financial Officer
Date 5/30/2017

*	Print the name and title of each signing officer under his or her signature.